Putnam
High Yield
Advantage
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

While higher-risk investments such as lower-rated, high-yield corporate bonds have delivered attractive long-term results, there will always be occasional periods where the market goes against them. The following report for Putnam High Yield Advantage Fund addresses such a period, in which a combination of macroeconomic factors -- interest-rate increases, a higher default rate, and declines in several key industries -- created a particularly challenging environment for your fund.

It is possible, though, that many of the challenges now lie behind us. As your fund's manager, Rosemary Thomsen, explains her strategies, she also points out Putnam Management's belief that the high-yield market may be approaching a bottom. This could very well translate into a more favorable environment in fiscal 2001.

We believe that Rosemary and her team have done an excellent job of positioning this fund to benefit from a recovery in the high-yield sector, and that shareholders who stay focused on their long-term goals will be rewarded for their patience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Rosemary H. Thomsen
and the Credit Team

As many high-yield investors are probably aware, 2000 has been the worst year for high-yield bonds since Drexel Burnham Lambert went bankrupt in 1990 and the high-yield market collapsed. There are several reasons for the market's decline, including higher short-term interest rates, an increase in defaults, an inverted Treasury yield curve, and the effects of a glut of new issuance in 1997 and 1998. The negative economic and market factors also contributed to the decline in the Nasdaq index, affecting high yield issuers which have Nasdaq-traded stock. In this environment, your fund's performance was ahead of the average returns of its peers, and your managers took several defensive steps to mitigate losses.

Total return for 12 months ended 11/30/00

      Class A          Class B          Class M
    NAV     POP      NAV    CDSC      NAV     POP
---------------------------------------------------------------
   -8.69%  -12.98%  -9.29%  -13.38%  -8.92%  -11.90%
---------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FED TIGHTENING AFFECTED THE MARKET

The Federal Reserve Board's monetary tightening policy from June 1999 to May 2000 involved six interest-rate increases totaling 1.75%. These increases had profound consequences for the high-yield market. Combined with the federal government's buyback of long-term Treasuries, which lowered long-term rates, the much higher short-term rates produced an inverted yield curve. (The Treasury yield curve is said to be inverted when short-term rates are higher than long-term rates.) Under these conditions, bond markets become distorted. Approximately $5 billion has flowed out of high-yield mutual funds in 2000, in part because investors naturally were attracted to less risky short-term bond investments available at higher-than-usual rates. Finally, the inverted yield curve has been viewed as a precursor to an economic slowdown. Investors anticipate that higher interest rates may slow economic growth, reducing any threat of inflation.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications       10.4%

Broadcasting              6.3%

Gaming & lottery          6.2%

Cable television          5.8%

Telephone                 4.4%

Footnote reads:
*Based on net assets as of 11/30/00. Holdings will vary over time.


* HIGH DEFAULT RATES: CAUSES AND EFFECTS

Default rates in the market remained elevated at almost 6% during the fund's fiscal year. A company is in default when it cannot make interest payments on its debt obligations. At the root of the high default rates is the surge in high-yield bond issuance that took place in 1997 and 1998. Since the period in which high-yield bonds are most likely to default is roughly two to three years after issue, it is not surprising to see such high default rates now. In fact, a recent study showed that 84 of the 152 bonds (55%) that have defaulted this year were issued in 1997 and 1998.*

Higher short-term interest rates also have contributed to the increase in defaults, because they have increased the cost of corporate borrowing from banks and reduced the willingness of banks to lend. The tighter credit environment that has ensued affected many companies that issue high-yield bonds. Since some of these issuers are in capital-intensive industries, they typically require significant financing to expand their businesses. If the sources of this capital dry up, the firms may be more likely to default on the bonds they have already issued.

The slowing economy, with decreasing revenue growth and lower profit expectations, has not helped the default situation. The automotive sector has been particularly hard hit by higher short-term interest rates and a decrease in consumer spending, and this has affected issuers in the auto industry and other related industries. Finally, several large high-yield issuers in the basic industries sector were hurt by a rise in asbestos-related litigation claims.

*The New York Times, November 19, 2000.


* NASDAQ DECLINE HURT HIGH-YIELD ISSUERS

The dramatic decline in the Nasdaq -- nearly a 50% drop between its high in March and recent lows at the end of the fund's fiscal period -- has been another negative factor for high-yield bonds. Many high-yield issuers also have issued stock trading on the Nasdaq Index. When the stock market was strong in 1999 and in early 2000, these companies were able to obtain high prices for their equity, bolstering the equity portion of their balance sheets. The strong stock market also helped companies to raise debt financing in the high-yield markets. With the collapse of the Nasdaq in the past six months, companies faced a very different set of circumstances. The huge decline in the market value of their stock created much higher debt-to-equity ratios, causing the market to punish the value of their debt holdings. As a result, it became more difficult for these firms to raise new financing in either the debt or equity markets, which gave them fewer options for expanding their businesses or servicing their existing debt.

"The high-yield market tends to be forward-looking and historically has anticipated an improvement in default rates before it occurs. While there is still a chance the default rate could rise again, we believe a sharp increase is unlikely."

-- Rosemary Thomsen, fund manager

* FUND BENEFITED FROM POSITIONING STRATEGIES

Some of the larger sectors within the high-yield bond market have experienced difficulties in the past few years. We began reducing our telecommunications holdings in 1999, before the sector decline began in earnest, and have continued to pare them throughout the year. The telecom sector now represents 16.89% of the fund's total net assets, compared to 26.13% a year ago.

Secondly, we have invested 5.7% of the fund in senior secured floating-rate bank loans, which are typically secured by the assets of their issuing companies and -- because they are floating-rate instruments -- are essentially free from interest rate risk. These holdings proved helpful from a defensive standpoint this year.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

CSC Holdings, Inc.,
Series M, $11.13 cumulative preferred
Cable television

Echostar Broadband Corp.
144A senior notes, 10.375%, 2007
Broadcasting

Dobson Communications
12.25% preferred
Telecommunications

RBF Finance Company
Company guaranty, 11.375%, 2009
Energy

Nextel Communications, Inc.
Senior notes, 9.375%, 2009
Telecommunications

Paxson Communications Corp.
144A, $13.25 cumulative preferred
Broadcasting

NTL Communications Corp.
144A senior notes, 11.875%, 2010
Cable television

Advanta Corp.
Company guaranty, series B, 8.99%, 2026
Financials

Midland Funding II Corp.
Debentures, series A, 11.75%, 2005
Power producers

Premium Standard Farms, Inc.
Senior secured notes, 11.0%, 2003
Agriculture

Footnote reads:
These holdings represent 8.0% of the fund's net assets as of 11/30/00. Portfolio holdings will vary over time.


Finally, the fund benefited from a high level of mergers and acquisitions activity during the year. When a high-yield issuer is acquired by a larger company with a strong balance sheet, the value of the former's bond holdings can increase substantially. In some cases, the bonds are upgraded from "junk" status to investment-grade, giving their prices an enormous boost. Some examples in your fund include Chancellor Media, which was acquired by Clear Channel; OnePoint, which has announced that it will be acquired by Verizon; and R&B Falcon, which has reported that it will be acquired by Transocean. While these holdings and others discussed in this report were viewed favorably at the end of the fiscal period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and may well vary in the future.

* MARKET CONSIDERED NEAR BOTTOM

We are cautiously optimistic about potential for a bottom in the high-yield market in 2001 and anticipate the beginning of a recovery that could spread out over the next several years. The Fed's surprise rate cut in early January 2001 should ease pressure on companies seeking financing, and may give the economy a boost. A second possibility is a leveling off of the default rate. Many of the companies that intended to default already have done so, and once they have defaulted they cannot default again.

Another reason for hope is that the high-yield market tends to be forward-looking and historically has anticipated an improvement in default rates before it occurs. For example, in 1991 when the default rate was roughly 10%, the high-yield market anticipated an improvement and then returned over 40%. In fact, high-yield bonds performed well for several subsequent years. While we cannot predict what the high-yield market will do next year, or how long it will take to recover, we believe that the end of this difficulty may occur sometime next year. As soon as investors perceive a turnaround, high-yield bond prices will have the potential to recover. We will continue our efforts to position your fund to take advantage of such a recovery.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield bonds reflects a greater possibility that adverse changes in the economy or poor performance by the issuers of these bonds may affect the issuers ability to pay principal and interest.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Advantage Fund is designed for investors seeking high current income, with capital growth as a secondary objective.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                       Class A           Class B             Class M
(inception dates)     (3/25/86)         (5/16/94)           (12/1/94)
                     NAV     POP       NAV    CDSC         NAV     POP
------------------------------------------------------------------------------
1 year              -8.69%  -12.98%   -9.29%  -13.38%     -8.92% -11.90%
------------------------------------------------------------------------------
5 years              9.81     4.64     5.83     4.51       8.51    4.98
Annual average       1.89     0.91     1.14     0.89       1.65    0.98
------------------------------------------------------------------------------
10 years           155.78   143.56   135.26   135.26     149.36  141.27
Annual average       9.85     9.31     8.93     8.93       9.57    9.21
------------------------------------------------------------------------------
Annual average
(life of fund)       7.38     7.02     6.44     6.44       7.04    6.79
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/00

                      Lehman Brothers       First Boston
                      Corporate Bond         High Yield         Consumer
                          Index                 Index          price index
---------------------------------------------------------------------------
1 year                    6.51%                -5.95%            3.44%
---------------------------------------------------------------------------
5 years                  31.96                 23.77            13.26
Annual average            5.70                  4.36             2.52
---------------------------------------------------------------------------
10 years                123.39                184.66            30.19
Annual average            8.37                 11.03             2.67
---------------------------------------------------------------------------
Annual average
(life of fund)            8.36                  8.76             3.26
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/90

                              First Boston   Lehman Brothers
           Fund's class A      High Yield    Corporate Bond    Consumer price
Date        shares at POP         Index          Index              index

11/30/90        9,425            10,000          10,000            10,000
11/30/91       13,851            14,341          11,637            10,299
11/30/92       16,405            16,663          12,829            10,613
11/30/93       19,665            19,788          14,565            10,897
11/30/94       18,990            19,633          13,960            11,188
11/30/95       22,182            22,999          16,928            11,495
11/30/96       24,707            25,683          18,023            11,861
11/30/97       27,922            29,224          19,387            12,085
11/30/98       25,925            29,730          21,214            12,272
11/30/99       26,676            30,268          20,973            12,586
11/30/00      $24,356           $28,466         $22,339           $13,019

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $23,526 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $24,936 ($24,127 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/00

                                 Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)             12              12              12
------------------------------------------------------------------------------
Income                          $0.8235         $0.7679         $0.8060
------------------------------------------------------------------------------
Capital gains                      --              --              --
------------------------------------------------------------------------------
  Total                         $0.8235         $0.7679         $0.8060
------------------------------------------------------------------------------
Share value:                  NAV     POP         NAV         NAV     POP
------------------------------------------------------------------------------
11/30/99                      $7.72   $8.10      $7.68        $7.71   $7.97
------------------------------------------------------------------------------
11/30/00                       6.30    6.61       6.27         6.29    6.50
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 1       13.14%  12.52%     12.44%       12.97%  12.55%
------------------------------------------------------------------------------
Current 30-day SEC yield 2    13.31   12.67       12.51       12.92   12.61
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/00

                       Class A           Class B            Class M
(inception dates)     (3/25/86)         (5/16/94)          (12/1/94)
                     NAV     POP       NAV    CDSC        NAV     POP
------------------------------------------------------------------------------
1 year              -9.04%  -13.37%   -9.64%  -13.70%    -9.12%  -12.06%
------------------------------------------------------------------------------
5 years              9.29     4.11     5.24     3.93      8.07     4.59
Annual average       1.79     0.81     1.03     0.77      1.56     0.90
------------------------------------------------------------------------------
10 years           157.65   145.27   137.10   137.10    151.51   143.31
Annual average       9.93     9.39     9.02     9.02      9.66     9.30
------------------------------------------------------------------------------
Annual average
(life of fund)       7.44     7.08     6.50     6.50      7.11     6.87
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

The First Boston High Yield Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

The Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund, including the fund's portfolio, as of November 30, 2000, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended November 30, 1998 were audited by other auditors whose report dated January 14, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                  KPMG  LLP
Boston, Massachusetts
December 29, 2000




THE FUND'S PORTFOLIO
November 30, 2000

CORPORATE BONDS AND NOTES (83.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
     $    3,523,000 AOA Holdings LLC sr. notes 10 3/8s, 2006                                          $   3,346,850
          3,961,300 Interact Operating Co. notes 14s, 2003                                                  198,065
            830,000 Lamar Media Corp. company guaranty 9 5/8s, 2006                                         838,300
          4,215,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                         4,183,388
            230,000 Lamar Media Corp. company guaranty 8 5/8s, 2007                                         225,975
                                                                                                      -------------
                                                                                                          8,792,578

Aerospace and Defense (1.4%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 Argo-Tech Corp. company guaranty 8 5/8s, 2007                                         5,460,000
            550,000 Argo-Tech Corp. company guaranty Ser. D,
                    8 5/8s, 2007                                                                            429,000
          2,170,000 BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                        2,104,900
          3,330,000 BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                    2,997,000
          4,750,000 Decrane Aircraft Holdings company guaranty
                    Ser. B, 12s, 2008                                                                     4,298,750
          1,650,000 L-3 Communications Corp. sr. sub. notes Ser. B,
                    10 3/8s, 2007                                                                         1,687,125
          4,600,000 L-3 Communications Corp. company guaranty
                    Ser. B, 8s, 2008                                                                      4,174,500
            360,000 Sequa Corp. med. term notes Ser. A, 10.15s, 2001                                        362,156
          1,620,000 Sequa Corp. sr. notes 9s, 2009                                                        1,583,550
                                                                                                      -------------
                                                                                                         23,096,981

Agriculture (0.7%)
-------------------------------------------------------------------------------------------------------------------
         12,081,395 Premium Standard Farms, Inc. sr. sec. notes
                    11s, 2003 (PIK)                                                                      10,933,662

Airlines (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,225,000 Airbus Industries 144A notes 12.266s, 2020                                            3,434,965
          4,610,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                         4,333,400
            850,000 Continental Airlines, Inc. notes 8s, 2005                                               820,004
          1,390,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                 1,358,934
             70,000 Northwest Airlines, Inc. company guaranty 7 7/8s, 2008                                   65,075
          2,640,000 Northwest Airlines, Inc. company guaranty 7 5/8s, 2005                                2,507,842
          1,230,000 US Air, Inc. pass-through certificates Ser. 93A3,
                    10 3/8s, 2013                                                                         1,094,700
                                                                                                      -------------
                                                                                                         13,614,920

Automotive (1.9%)
-------------------------------------------------------------------------------------------------------------------
          4,597,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                 4,413,120
          1,010,000 Collins & Aikman Products, Inc. company guaranty
                     11 1/2s, 2006                                                                          828,200
          4,120,000 Dura Operating Corp. company guaranty
                    Ser. B, 9s, 2009                                                                      3,213,600
          1,837,000 Exide Corp. sr. notes 10s, 2005                                                       1,359,380
          1,200,000 Federal Mogul Corp. notes 7 7/8s, 2010                                                  180,000
            930,000 Federal Mogul Corp. notes 7 3/4s, 2006                                                  148,800
          3,475,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                  521,250
          2,585,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                  413,600
            460,000 Hayes Wheels International, Inc. company guaranty
                    11s, 2006                                                                               299,000
          1,010,000 Hayes Wheels International, Inc. company guaranty
                    Ser. B, 9 1/8s, 2007                                                                    656,500
          4,010,000 Hayes Wheels International, Inc. 144A sr. sub. notes
                    9 1/8s, 2007                                                                          2,325,800
          2,400,000 Lear Corp. sub. notes 9 1/2s, 2006                                                    2,333,616
          2,190,000 Lear Corp. company guaranty 8.11s, 2009                                               2,020,757
          2,740,000 Lear Corp. company guaranty Ser. B, 7.96s, 2005                                       2,598,698
          4,510,000 Oxford Automotive, Inc. company guaranty Ser. D,
                    10 1/8s, 2007                                                                         3,472,700
          8,565,000 Safety Components International, Inc. sr. sub. notes
                    Ser. B, 10 1/8s, 2007 (In default) (NON)                                              3,426,000
          3,060,000 Tenneco, Inc. company guaranty Ser. B,
                    11 5/8s, 2009 (Malaysia)                                                              1,805,400
          4,130,000 Transportation Manufacturing Operations, Inc.
                    company guaranty 11 1/4s, 2009                                                        1,610,700
                                                                                                      -------------
                                                                                                         31,627,121

Banking (2.6%)
-------------------------------------------------------------------------------------------------------------------
          2,210,000 Bangko Sentral NG Pilipinas bonds
                    8.6s, 2027 (Philippines)                                                              1,392,300
            830,000 Bank United Corp. sub. notes 8 7/8s, 2007                                               830,573
            620,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2008                                   570,400
          2,300,000 Chevy Chase Savings Bank, Inc. sub. deb. 9 1/4s, 2005                                 2,173,500
          3,025,000 Colonial Capital II 144A company guaranty
                    8.92s, 2027                                                                           2,856,940
          1,110,000 CSBI Capital Trust I 144A company guaranty
                    11 3/4s, 2027                                                                         1,110,000
          5,280,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                4,932,048
          7,380,000 Hanvit Bank 144A sub. notes 11 3/4s, 2010 (Korea)                                     6,937,200
          2,980,000 Local Financial Corp. sr. notes 11s, 2004                                             2,980,000
            715,000 North Fork Capital Trust I company guaranty
                    8.7s, 2026                                                                              686,221
            685,000 Peoples Heritage Capital Trust company guaranty
                    Ser. B, 9.06s, 2027                                                                     685,267
          2,950,000 Provident Capital Trust company guaranty 8.6s, 2026                                   2,551,868
          6,470,000 Riggs Capital Trust 144A bonds 8 5/8s, 2026                                           3,903,480
          3,050,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       3,080,500
          4,655,000 Sovereign Capital Trust company guaranty 9s, 2027                                     3,505,867
          3,270,000 Superior Financial 144A sr. notes 8.65s, 2003                                         3,183,651
          1,950,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,690,572
                                                                                                      -------------
                                                                                                         43,070,387

Broadcasting (4.9%)
-------------------------------------------------------------------------------------------------------------------
          4,370,000 Acme Television sr. disc. notes 10 7/8s, 2004                                         3,845,600
            234,062 Australis Media, Ltd. sr. disc. notes 15 3/4s, 2003
                    (In default) (Australia) (PIK) (NON)                                                         19
          6,000,000 Benedek Broadcasting bank term loan FRN Ser. B,
                    9.871s, 2007                                                                          5,940,000
          3,740,000 Benedek Communications Corp. sr. disc. notes
                    stepped-coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                  3,174,325
          1,640,000 CD Radio, Inc. sec. notes 14 1/2s, 2009                                               1,066,000
          3,150,000 Central European Media Enterprises, Ltd. sr. notes
                    9 3/8s, 2004 (Bermuda)                                                                  941,063
          4,270,000 Chancellor Media Corp. company guaranty 8s, 2008                                      4,248,650
            350,000 Citadel Broadcasting, Inc. company guaranty
                    9 1/4s, 2008                                                                            333,813
          1,045,741 Direct Sat 1 144A notes 8 1/4s, 2001                                                  1,045,741
         15,980,000 Echostar Broadband Corp. 144A sr. notes
                    10 3/8s, 2007                                                                        14,861,400
            736,374 Echostar I 144A sr. notes 8 1/4s, 2001                                                  736,374
          2,620,000 Fox Family Worldwide, Inc. sr. disc. notes stepped-
                    coupon zero % (10 1/4s, 11/1/02), 2007 (STP)                                          1,834,000
          1,754,000 Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                     1,639,990
          1,590,000 Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                       1,621,800
          1,400,000 Golden Sky DBS, Inc. sr. disc. notes, stepped-coupon
                    Ser. B, zero % (13 1/2s, 3/1/04), 2007 (STP)                                            868,000
          3,945,000 Golden Sky Systems company guaranty Ser. B,
                    12 3/8s, 2006                                                                         3,885,825
          1,190,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                  595,000
          4,065,000 Innova S De R.L. sr. notes 12 7/8s, 2007 (Mexico)                                     3,638,175
          2,000,000 LIN Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (10s, 3/1/03), 2008 (STP)                                                      1,420,000
          1,435,000 LIN Television Corp. company guaranty 8 3/8s, 2008                                    1,320,200
            200,000 Pegasus Communications Corp. sr. notes Ser. B,
                    9 3/4s, 2006                                                                            184,000
          1,170,000 Pegasus Communications Corp. 144A sr. notes
                    Ser. B, 9 5/8s, 2005                                                                  1,076,400
          3,390,000 Pegasus Media & Communications notes Ser. B,
                    12 1/2s, 2005                                                                         3,491,700
          8,470,000 PHI Holdings, Inc. sr. sub. notes zero %, 2001                                        8,109,178
          2,900,000 Radio One, Inc. company guaranty Ser. B, 12s, 2004                                    2,958,000
            700,000 Sinclair Broadcast Group, Inc. 144A company
                    guaranty 9s, 2007                                                                       618,625
            990,000 Sinclair Broadcast Group, Inc. sr. sub. notes
                    8 3/4s, 2007                                                                            861,300
          2,050,000 Spanish Broadcasting System, Inc. sr. sub notes
                    9 5/8s, 2009                                                                          1,880,875
          5,050,000 TV Azteca S.A. de C.V. sr. notes 10 1/2s, 2007 (Mexico)                               4,671,250
          5,020,000 XM Satellite Radio, Inc. sec. notes 14s, 2010                                         3,212,800
                                                                                                      -------------
                                                                                                         80,080,103

Building Materials (1.0%)
-------------------------------------------------------------------------------------------------------------------
          5,085,000 American Standard, Inc. company guaranty 7 3/8s, 2005                                 4,856,175
             10,000 American Standard, Inc. company guaranty 7 1/8s, 2003                                     9,750
          2,220,000 Atrium Companies, Inc. company guaranty Ser. B,
                    10 1/2s, 2009                                                                         1,842,600
          5,630,000 Building Materials Corp. company guaranty 8s, 2008                                    1,351,200
          4,190,000 Dayton Superior Corp. company guaranty 13s, 2009                                      4,085,250
          4,130,000 NCI Building Systems, Inc. sr. sub. notes Ser. B,
                    9 1/4s, 2009                                                                          3,892,525
                                                                                                      -------------
                                                                                                         16,037,500

Cable Television (4.3%)
-------------------------------------------------------------------------------------------------------------------
          2,950,000 Adelphia Communications Corp. sr. notes Ser. B,
                    9 7/8s, 2007                                                                          2,315,750
          3,055,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                  2,107,950
          3,442,000 Century Communications Corp. sr. notes 8 7/8s, 2007                                   2,529,870
          2,700,000 Charter Communications Holdings LLC bank term
                    loan Ser. B, FRN 9.27s, 2008                                                          2,683,125
          9,925,000 Charter Communications Holdings LLC sr. notes
                    8 5/8s, 2009                                                                          8,510,688
          5,000,000 Charter Communications Holdings LLC bank term
                    loan Ser. B, FRN, 8.01s, 2008                                                         4,968,750
         10,879,000 Diva Systems Corp. sr. disc. notes, stepped-coupon
                    Ser. B, zero % (12 5/8s, 3/1/03), 2008 (STP)                                          4,949,945
          5,060,000 Insight Midwest LP/Insight Capital, Inc. 144A sr. notes
                    10 1/2s, 2010                                                                         5,034,700
          4,360,000 Knology Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 7/8s, 10/15/02), 2007 (STP)                                                1,220,800
         13,860,000 NTL Communications Corp. 144A sr. notes
                    11 7/8s, 2010                                                                        11,850,300
          4,120,000 NTL Communications Corp. sr. notes Ser. B,
                    11 1/2s, 2008                                                                         3,543,200
          3,675,000 Onepoint Communications, Inc. company guaranty
                    Ser. B, 14 1/2s, 2008                                                                 4,483,500
          2,220,000 RCN Corp. sr. notes 10 1/8s, 2010                                                     1,287,600
          1,070,000 Rogers Cablesystems, Ltd. deb. 10 1/8s, 2012 (Canada)                                 1,123,500
          8,820,000 Supercanal Holdings S.A. 144A sr. notes
                    11 1/2s, 2005 (In default) (Argentina) (NON)                                          2,822,400
          2,850,000 TeleWest Communications PLC deb. 11s, 2007
                    (United Kingdom)                                                                      2,308,500
          1,940,000 TeleWest Communications PLC structured note
                    (issued by DLJ International Capital) 10 7/8s, 2005
                    (United Kingdom)                                                                      1,697,500
            740,000 TeleWest Communications PLC deb. 9 5/8s, 2006
                    (United Kingdom)                                                                        580,900
          4,750,000 TeleWest Communications PLC sr. disc. notes
                    stepped-coupon zero % (9 1/4s, 4/15/04), 2009
                    (United Kingdom) (STP)                                                                1,805,000
         11,070,000 United Pan-Europe NV sr. disc. notes stepped-coupon
                    zero % (13 3/4s, 2/01/05), 2010 (Netherlands) (STP)                                   3,321,000
          2,010,000 United Pan-Europe NV sr. notes 10 7/8s, 2009
                    (Netherlands)                                                                         1,145,700
                                                                                                      -------------
                                                                                                         70,290,678

Chemicals (3.1%)
-------------------------------------------------------------------------------------------------------------------
          5,645,000 Geo Specialty Chemicals, Inc. sr. sub. notes 10 1/8s, 2008                            4,628,900
          4,850,000 Huntsman Corp. 144A sr. sub. notes FRN 9.38s, 2007                                    2,231,000
          5,690,000 Huntsman ICI Chemicals, Inc. company guaranty
                    10 1/8s, 2009                                                                         5,320,150
          3,710,000 ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                     3,116,400
            620,000 ISP Holdings, Inc. sr. notes Ser. B, 9s, 2003                                           477,400
          1,675,000 Lyondell Petrochemical Co. sr. sub. notes 10 7/8s, 2009                               1,574,500
          7,565,000 Lyondell Petrochemical Co. sec. notes Ser. B,
                    9 7/8s, 2007                                                                          7,262,400
          8,280,000 PCI Chemicals & Pharmaceuticals company guaranty
                    9 1/4s, 2007 (India)                                                                  2,898,000
            461,691 Pioneer Americas Acquisition bank term loan FRN
                    9.375s, 2006                                                                            161,592
          6,170,000 Pioneer Americas Acquisition 144A sr. notes
                    9 1/4s, 2007                                                                          2,344,600
          3,867,469 Pioneer Canada bank term loan FRN 9.175s, 2006                                        1,392,289
          1,080,000 Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                   734,400
          1,370,000 Polymer Group, Inc. company guaranty Ser. B,
                    8 3/4s, 2008                                                                            904,200
         12,561,386 Polytama International notes 11 1/4s, 2007 (In default)
                    (Indonesia) (NON)                                                                     1,020,613
          5,100,000 Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                           3,774,000
          5,280,000 Sterling Chemicals Holdings sr. disc. notes stepped-
                    coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                                          1,267,200
          3,110,000 Sterling Chemicals, Inc. company guaranty Ser. B,
                    12 3/8s, 2006                                                                         2,892,300
          5,480,000 Sterling Chemicals, Inc. sr. sub. notes 11 3/4s, 2006                                 2,685,200
          1,770,000 Sterling Chemicals, Inc. sr. sub. notes Ser. A,
                    11 1/4s, 2007                                                                           849,600
            920,000 Texas Petrochemical Corp. sr. sub. notes Ser. B,
                    11 1/8s, 2006                                                                           782,000
          5,535,000 Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                         4,054,388
                                                                                                      -------------
                                                                                                         50,371,132

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
          7,160,000 Lodestar Holdings, Inc. company guaranty 11 1/2s,
                    2005 (In default) (NON)                                                                 644,400

Commercial and Consumer Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
          5,150,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                        5,175,750
          8,050,000 GS Superhighway Holdings sr. notes
                    10 1/4s, 2007 (China)                                                                 5,594,750
                                                                                                      -------------
                                                                                                         10,770,500

Components (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,660,000 Seagate Technology International 144A company
                    guaranty 12 1/2s, 2007 (Cayman Islands)                                               1,510,600

Construction (0.7%)
-------------------------------------------------------------------------------------------------------------------
         10,810,000 Better Minerals & Aggregates Co. company
                    guaranty 13s, 2009                                                                    8,431,800
          4,460,000 Morrison Knudsen Corp. 144A sr. notes 11s, 2010                                       3,166,600
                                                                                                      -------------
                                                                                                         11,598,400

Consumer (1.3%)
-------------------------------------------------------------------------------------------------------------------
          6,095,000 Derby Cycle Corp. (The) sr. notes 10s, 2008                                           2,194,200
            700,000 Derby Cycle Corp. (The) sr. notes 9 3/8s, 2008                                          112,134
          6,145,000 Home Interiors & Gifts, Inc. company guaranty
                    10 1/8s, 2008                                                                         2,304,375
          5,630,000 Home Interiors & Gifts, Inc. bank term loan, FRN
                    9.258s, 2006                                                                          3,378,000
          6,670,000 Jostens, Inc. 144A sr. sub notes 12 3/4s, 2010                                        6,069,700
         11,805,000 Samsonite Corp. sr. sub. notes 10 3/4s, 2008                                          7,909,350
                                                                                                      -------------
                                                                                                         21,967,759

Consumer Finance (0.9%)
-------------------------------------------------------------------------------------------------------------------
          6,145,000 Aames Financial Corp. sr. notes 9 1/8s, 2003                                          3,072,500
          1,880,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      658,000
          3,398,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  2,616,460
          3,080,000 Contifinancial Corp. sr. notes 8 3/8s, 2003 (In default) (NON)                          427,350
          4,770,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                          661,838
          3,450,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                          483,000
          7,245,000 Delta Financial Corp. sr. notes 9 1/2s, 2004                                          3,260,250
          2,320,000 Nationwide Credit, Inc. sr. notes Ser. A, 10 1/4s, 2008                                 603,200
          2,980,000 Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                          2,384,000
                                                                                                      -------------
                                                                                                         14,166,598

Consumer Goods (1.7%)
-------------------------------------------------------------------------------------------------------------------
          6,240,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                          5,600,400
          1,100,000 Doane Pet Care Corp. sr. sub. notes 9 3/4s, 2007                                        781,000
          1,570,000 Doskocil Manufacturing Co 144A sr. sub. notes
                    10 1/8s, 2007                                                                           392,500
          4,220,000 French Fragrances, Inc. company guaranty Ser. D,
                    10 3/8s, 2007                                                                         3,798,000
          6,395,000 Leiner Health Products sr. sub. notes 9 5/8s, 2007                                    1,279,000
          5,280,000 NBTY, Inc. 144A sr. sub. notes 8 5/8s, 2007                                           4,329,600
          1,670,000 Playtex Products, Inc. sr. sub. notes 9s, 2003                                        1,553,100
            660,000 Revlon Consumer Products sr. notes 9s, 2006                                             481,800
          3,540,000 Revlon Consumer Products sr. notes 8 1/8s, 2006                                       2,584,200
          8,793,275 Sealy Mattress Co. 144A sr. notes zero %
                    (12s, 12/18/02), 2008 (STP)                                                           6,682,889
                                                                                                      -------------
                                                                                                         27,482,489

Containers (1.1%)
-------------------------------------------------------------------------------------------------------------------
          5,866,000 AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                      4,868,780
          3,000,000 Consumers International sr. notes 10 1/4s, 2005                                         390,000
          1,860,000 Huntsman Packaging Corp. company guaranty 13s, 2010                                   1,097,400
          1,620,000 Owens-Illinois, Inc. deb. 7.8s, 2018                                                    729,000
            490,000 Owens-Illinois, Inc. sr. notes 7.35s, 2008                                              240,100
          3,230,000 Owens-Illinois, Inc. sr. notes 7.15s, 2005                                            1,711,900
            845,000 Radnor Holdings, Inc. sr. notes 10s, 2003                                               747,825
          6,790,000 Tekni-Plex, Inc. company guaranty Ser. B, 12 3/4s, 2010                               5,228,300
          2,000,000 Tekni-Plex, Inc. bank term loan FRN Ser. B,
                    10.188s, 2008                                                                         1,970,000
          1,700,000 U.S. Can Corp. 144A sr. sub. notes 12 3/8s, 2010                                      1,725,500
                                                                                                      -------------
                                                                                                         18,708,805

Distributors (0.6%)
-------------------------------------------------------------------------------------------------------------------
          7,290,000 RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                  5,248,800
         10,250,000 RAB Holdings, Inc. sr. notes 13s, 2008                                                5,330,000
                                                                                                      -------------
                                                                                                         10,578,800

Electric Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
            570,000 CMS Energy Corp. sr. notes 7 1/2s, 2009                                                 509,050
          3,570,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       3,311,175
          3,623,227 Northeast Utilities System notes Ser. A, 8.58s, 2006                                  3,734,206
          2,131,733 Northeast Utilities System notes Ser. B, 8.38s, 2005                                  2,143,714
          2,985,000 TNP Enterprises bank term loan FRN 9.369s, 2005                                       2,998,059
                                                                                                      -------------
                                                                                                         12,696,204

Energy (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,670,000 Compagnie Generale de Geophysique SA 144A sr.
                    notes 10 5/8s, 2007 (France)                                                          1,672,171
          4,970,000 Parker Drilling Corp. company guaranty Ser. D,
                    9 3/4s, 2006                                                                          4,883,025
          3,040,000 R & B Falcon Corp. sr. notes 12 1/4s, 2006                                            3,556,800
         11,250,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                       12,993,750
                                                                                                      -------------
                                                                                                         23,105,746

Entertainment (0.8%)
-------------------------------------------------------------------------------------------------------------------
            795,000 AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                     453,150
          5,887,000 Carmike Cinemas bank term loan FRN 6.69s, 2005                                        4,415,250
          2,635,000 Premier Parks, Inc. sr. notes 9 3/4s, 2007                                            2,440,669
         14,460,000 Regal Cinemas, Inc. sr. sub. notes 9 1/2s, 2008                                       1,012,200
          2,451,816 Regal Cinemas, Inc. bank term loan FRN
                    Ser. C, 9.43s, 2006                                                                   1,618,199
          2,548,183 Regal Cinemas, Inc. bank term loan, FRN Ser. B,
                    9.18s, 2006                                                                           1,681,801
          6,130,000 Regal Cinemas, Inc. sr. sub. notes 8 7/8s, 2010                                         613,000
          1,600,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005
                    (In default) (NON)                                                                      128,000
          4,776,000 United Artists Theatre 144A sr. sub. notes
                    10.42s, 2007 (In default) (NON)                                                          95,520
         11,416,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008
                    (In default) (NON)                                                                      228,320
                                                                                                      -------------
                                                                                                         12,686,109

Financial (2.1%)
-------------------------------------------------------------------------------------------------------------------
         21,850,000 Advanta Corp. company guaranty Ser. B, 8.99s, 2026                                   11,143,500
          5,150,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                        4,982,522
          1,075,000 Advanta Corp. med. term notes Ser. D, 6.98s, 2002                                       978,282
          1,029,000 AMRESCO, Inc. sr. sub. notes Ser. 97-A, 10s, 2004                                       576,240
          3,250,000 AMRESCO, Inc. sr. sub. notes Ser. 98-A, 9 7/8s, 2005                                  1,722,500
          1,190,000 Finova Capital Corp. sr. notes 7 5/8s, 2009                                             666,400
          1,160,000 Finova Capital Corp. sr. notes 6 3/4s, 2009                                             638,000
            500,000 Finova Capital Corp. notes 6 1/8s, 2004                                                 292,500
          4,565,000 Imperial Credit Capital Trust I 144A company
                    guaranty 10 1/4s, 2002                                                                1,734,700
          3,575,000 Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                               1,144,000
          1,780,000 Ocwen Capital Trust I company guaranty 10 7/8s, 2027                                    925,600
          2,870,000 Ocwen Federal Bank FSB sub. deb. 12s, 2005                                            2,633,225
          2,060,000 Ocwen Financial Corp. notes 11 7/8s, 2003                                             1,802,500
          6,705,000 Resource America, Inc. 144A sr. notes 12s, 2004                                       6,101,550
                                                                                                      -------------
                                                                                                         35,341,519

Food (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,290,000 Archibald Candy Corp. company guaranty
                    10 1/4s, 2004                                                                           735,300
          2,580,451 Aurora Foods bank term loan Ser. B, FRN,
                    10.366s, 2010                                                                         2,386,917
          4,530,000 Aurora Foods, Inc. sr. sub. notes Ser. B, 9 7/8s, 2007                                3,261,600
          2,550,000 Aurora Foods, Inc. 144A ser. sub. notes Ser. D,
                    9 7/8s, 2007                                                                          1,836,000
          3,365,000 Eagle Family Foods company guaranty Ser. B,
                    8 3/4s, 2008                                                                          1,758,213
          1,240,000 Premier International Foods PLC sr. notes
                    12s, 2009 (United Kingdom)                                                              942,400
          6,665,000 Vlasic Foods Intl., Inc. sr. sub notes Ser. B, 10 1/4s, 2009                          3,149,213
                                                                                                      -------------
                                                                                                         14,069,643

Gaming & Lottery (6.2%)
-------------------------------------------------------------------------------------------------------------------
          2,767,118 Ameristar Casinos, Inc. company guaranty
                    Ser. B, 8s, 2004                                                                      2,490,406
          2,800,000 Anchor Gaming 144A sr. sub notes 9 7/8s, 2008                                         2,842,000
          4,160,000 Autotote Corp. 144A company guaranty
                    12 1/2s, 2010                                                                         4,004,000
         16,855,000 Fitzgeralds Gaming Corp. company guaranty
                    Ser. B, 12 1/4s, 2004 (In default) (NON)                                              8,933,150
          4,050,000 Harrahs Operating Co., Inc. company guaranty
                    7 7/8s, 2005                                                                          3,928,500
          6,160,000 Hollywood Casino Corp. company guaranty
                    11 1/4s, 2007                                                                         6,329,400
          3,605,000 Hollywood Park, Inc. company guaranty Ser. B,
                    9 1/4s, 2007                                                                          3,965,500
            340,000 International Game Technology sr. notes 8 3/8s, 2009                                    333,200
          3,955,000 Isle of Capri Black Hawk LLC 144A 1st mtge.
                    Ser. B, 13s, 2004                                                                     4,310,950
          2,200,000 Isle of Capri Black Hawk LLC company guaranty
                    8 3/4s, 2009                                                                          1,903,000
          4,240,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                            4,197,600
          3,760,000 MGM Grand, Inc. company guaranty 9 3/4s, 2007                                         3,863,400
          3,860,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                     3,744,200
          1,150,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                          1,115,500
            500,000 Park Place Entertainment Corp. sr. sub. notes
                    9 3/8s, 2007                                                                            505,000
          4,330,000 Park Place Entertainment Corp. sr. sub. notes
                    8 7/8s, 2008                                                                          4,265,050
          6,982,500 Penn National Gaming bank term loan Ser. B,
                    FRN, 10.751s, 2006                                                                    6,930,131
          6,550,000 Peninsula Gaming LLC company guaranty Ser. B,
                    12 1/4s, 2006                                                                         6,435,375
          3,150,000 Riviera Black Hawk, Inc. 1st mtge. 13s, 2005                                          3,150,000
          8,609,000 Trump A.C. 1st mtge. 11 1/4s, 2006                                                    5,337,580
          5,000,000 Trump A.C. company guaranty Ser. B, 11 1/4s, 2006                                     3,125,000
          6,160,000 Trump Castle Funding, Inc. 144A sr. sub. notes
                    11 3/4s, 2003                                                                         4,804,800
          2,500,000 Trump Castle Funding, Inc. 144A sr. sub. notes
                    10 1/4s, 2003                                                                         2,500,000
          9,495,000 Trump Castle Funding, Inc. 144A sub. notes 10 1/4s, 2003                              9,495,000
          4,500,000 Venetian Casino, Inc. company guaranty 12 1/4s, 2004                                  4,410,000
                                                                                                      -------------
                                                                                                        102,918,742

Health Care (2.6%)
-------------------------------------------------------------------------------------------------------------------
          3,005,000 ALARIS Medical Systems, Inc. company guaranty
                    9 3/4s, 2006                                                                          1,382,300
          1,825,000 Bio-Rad Labs Corp. sr. sub. notes 11 5/8s, 2007                                       1,879,750
          2,040,000 Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                        1,894,650
          2,010,000 Columbia/HCA Healthcare Corp. deb. 7.19s, 2015                                        1,718,550
          1,280,000 Columbia/HCA Healthcare Corp. notes 7s, 2007                                          1,174,400
          3,814,400 Columbia/HCA Healthcare Corp. notes 6.91s, 2005                                       3,604,608
          2,760,000 Columbia/HCA Healthcare Corp. med. term notes
                    6.63s, 2045                                                                           2,670,107
          2,210,000 HCA - The Healthcare Co. notes 8 3/4s, 2010                                           2,261,154
          3,150,000 Kinetic Concepts, Inc. company guaranty Ser. B,
                    9 5/8s, 2007                                                                          2,673,563
             70,000 Lifepoint Hospital Holdings company guaranty
                    Ser. B, 10 3/4s, 2009                                                                    72,800
          4,270,000 Magellan Health sr. sub. notes 9s, 2008                                               2,668,750
          7,800,000 Mediq, Inc. deb. stepped-coupon zero %
                    (13s, 6/1/03), 2009 (STP)                                                                   780
          6,080,000 Mediq, Inc. company guaranty 11s, 2008 (In default) (NON)                               182,400
          8,450,000 Paracelsus Healthcare sr. sub. notes 10s, 2006
                    (In default) (NON)                                                                    3,337,750
             30,000 Tenet Healthcare Corp. sr. notes 8s, 2005                                                29,588
         10,530,000 Tenet Healthcare Corp. sr. notes Ser. B, 7 5/8s, 2008                                10,029,825
          3,460,000 Triad Hospitals Holdings company guaranty
                    Ser. B, 11s, 2009                                                                     3,563,800
          2,977,506 Vanguard Health bank term loan FRN
                    11.063s, 2001                                                                         2,970,062
                                                                                                      -------------
                                                                                                         42,114,837

Homebuilding (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,320,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           2,047,400
            380,000 Del Webb Corp. sr. sub. deb. 10 1/4s, 2010                                              334,400
          2,490,000 Del Webb Corp. sr. sub. deb. 9 3/8s, 2009                                             2,216,100
          3,050,000 K. Hovnanian Enterprises, Inc. 144A company
                    guaranty 10 1/2s, 2007                                                                2,851,750
          2,640,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                   2,349,600
            390,000 M.D.C. Holdings, Inc. sr. notes 8 3/8s, 2008                                            362,700
          2,670,000 Ryland Group, Inc. sr. notes 9 3/4s, 2010                                             2,703,375
          2,510,000 Standard Pacific Corp. sr. notes 9 1/2s, 2010                                         2,510,000
          1,570,000 Toll Corp. company guaranty 8 1/8s, 2009                                              1,467,950
                                                                                                      -------------
                                                                                                         16,843,275

Lodging/Tourism (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,590,000 Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                   1,077,000
          2,540,000 Felcor Lodging 144A sr. notes 9 1/2s, 2008                                            2,533,650
          3,925,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    3,728,750
          7,300,000 Host Marriott L.P. sr. notes Ser. E, 8 3/8s, 2006                                     7,044,500
          4,720,000 ITT Corp. notes 6 3/4s, 2005                                                          4,483,103
            930,000 ITT Corp. notes 6 3/4s, 2003                                                            904,416
            660,000 Starwood Hotels & Resorts bank term loan FRN
                    9.369s, 2003                                                                            662,475
          2,715,019 Strategic Hotel bank term loan FRN 10.368s, 2004                                      2,738,775
                                                                                                      -------------
                                                                                                         23,172,669

Manufacturing (1.6%)
-------------------------------------------------------------------------------------------------------------------
          6,690,000 Blount, Inc. company guaranty 13s, 2009                                               5,686,500
          4,942,481 Blount, Inc. bank term loan Ser. B, FRN 10.68s, 2006                                  4,893,056
          5,020,000 Flowserve Corp. 144A company guaranty
                    12 1/4s, 2010                                                                         4,894,500
          1,000,000 Flowserve Corp. bank term loan Ser. B, FRN
                    10.25s, 2006                                                                          1,006,250
         15,331,230 Grove Investors LLC notes 14 1/2s, 2010 (PIK)                                           153,312
          7,160,000 Insilco Holding Co. sr. disc. notes stepped-coupon
                    zero % (14s, 8/15/03), 2008 (STP)                                                     4,009,600
          5,195,000 Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                4,935,250
          1,060,000 Roller Bearing Co. company guaranty Ser. B,
                    9 5/8s, 2007                                                                            932,800
                                                                                                      -------------
                                                                                                         26,511,268

Medical Services (0.5%)
-------------------------------------------------------------------------------------------------------------------
          5,220,000 Extendicare Health Services, Inc. company guaranty
                    9.35s, 2007                                                                           2,401,200
          4,005,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                          30,038
          4,765,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                          35,738
            980,000 Mariner Post-Acute Network, Inc. sr. sub. notes stepped-
                    coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007
                    (In default) (STP) (NON)                                                                 11,025
         15,360,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    Ser. B, 9 1/2s, 2007 (In default) (NON)                                                 172,800
         15,935,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                         796,750
          1,080,000 Service Corp. International debs. 7 7/8s, 2013                                          550,800
            620,000 Service Corp. International notes 7.7s, 2009                                            334,800
          5,580,000 Service Corp. International notes 6s, 2005                                            3,069,000
          9,965,000 Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                    9 1/2s, 2007 (In default) (NON)                                                          99,650
          1,775,000 Sun Healthcare Group, Inc. 144A sr. sub. notes
                    9 3/8s, 2008 (In default) (NON)                                                          35,500
                                                                                                      -------------
                                                                                                          7,537,301

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,630,000 Hanger Orthopedic Group, Inc. sr. sub. notes
                    11 1/4s, 2009                                                                         1,560,900

Metals (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,380,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          2,082,500
         11,723,760 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                   5,392,930
          2,730,000 Armco, Inc. sr. notes 8 7/8s, 2008                                                    2,497,950
          3,485,000 Kaiser Aluminum & Chemical Corp. sr. notes
                    9 7/8s, 2002                                                                          2,369,800
          5,645,000 LTV Corp. company guaranty 11 3/4s, 2009                                              1,411,250
          7,005,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                   2,591,850
          1,670,000 Oregon Steel Mills 1st mtge. 11s, 2003                                                1,169,000
            500,000 P & L Coal Holdings Corp. company guaranty
                    Ser. B, 9 5/8s, 2008                                                                    485,000
          4,840,000 WCI Steel, Inc. sr. notes Ser. B, 10s, 2004                                           3,581,600
            340,000 Weirton Steel Corp. 144A sr. notes 10 3/4s, 2005                                        136,000
          2,390,000 Wheeling-Pittsburgh Steel Corp. sr. notes
                    9 1/4s, 2007 (In default) (NON)                                                         239,000
          3,090,000 WHX Corp. sr. notes 10 1/2s, 2005                                                     1,854,000
                                                                                                      -------------
                                                                                                         23,810,880

Oil & Gas (2.7%)
-------------------------------------------------------------------------------------------------------------------
          2,280,000 Belco Oil & Gas Corp. company guaranty Ser. B,
                    10 1/2s, 2006                                                                         2,302,800
          4,460,000 Belco Oil & Gas Corp. sr. sub. notes Ser. B,
                    8 7/8s, 2007                                                                          4,192,400
          2,020,000 Giant Industries Corp. company guaranty 9s, 2007                                      1,858,400
            520,000 Gulf Canada Resources, Ltd. sr. sub. notes
                    9 5/8s, 2005 (Canada)                                                                   534,950
          3,620,000 HS Resources, Inc. company guaranty 9 1/4s, 2006                                      3,597,375
          2,740,000 Leviathan Gas Corp. company guaranty Ser. B,
                    10 3/8s, 2009                                                                         2,849,600
          2,820,000 Nuevo Energy Co. sr. sub. notes Ser. B, 9 1/2s, 2008                                  2,805,900
          1,460,000 Nuevo Energy Co. 144A sr. sub. notes 9 3/8s, 2010                                     1,449,050
          2,090,000 Ocean Energy, Inc. company guaranty Ser. B,
                    8 7/8s, 2007                                                                          2,116,125
          4,435,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                              4,435,000
          2,670,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                          2,803,500
            430,000 Port Arthur Finance Corp. company guaranty
                    12 1/2s, 2009                                                                           434,300
          1,575,000 Seagull Energy sr. sub notes 8 5/8s, 2005                                             1,578,938
          2,615,000 Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                    575,300
          2,770,000 Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                          2,900,827
            780,000 Stone Energy Corp. company guaranty 8 3/4s, 2007                                        756,600
          3,370,000 Triton Energy, Ltd. 144A sr. notes 8 7/8s, 2007
                    (Cayman Islands)                                                                      3,395,275
          5,530,000 Vintage Petroleum sr. sub. notes 9 3/4s, 2009                                         5,792,675
          3,475,000 XCL, Ltd. 144A company guaranty 13 1/2s, 2004
                    (In default) (NON)                                                                      625,500
                                                                                                      -------------
                                                                                                         45,004,515

Paper & Forest Products (3.5%)
-------------------------------------------------------------------------------------------------------------------
          8,472,533 Alabama River News bank term loan FRN
                    8.623s, 2002                                                                          7,074,565
          7,215,000 APP China Group, Ltd. 144A sr. disc. notes
                    14s, 2010 (Bermuda)                                                                   2,308,800
         10,115,000 APP Finance II Mauritius, Ltd. bonds stepped-coupon
                    12s, (16s, 2/15/04), 2049 (Indonesia) (STP)                                           2,528,750
          3,789,000 Doman Industries, Ltd. company guaranty
                    12s, 2004 (Canada)                                                                    3,637,440
          9,010,000 Doman Industries, Ltd. 144A sr. notes 8 3/4s,
                    2004 (Canada)                                                                         4,685,200
          1,380,000 Four M Corp. sr. notes Ser. B, 12s, 2006                                              1,304,100
          7,175,000 Gaylord Container Corp. sr. sub. notes 9 7/8s, 2008                                   3,013,500
            140,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/4s, 2007                                   93,800
          1,255,000 Gaylord Container Corp. sr. notes Ser. B, 9 3/8s, 2007                                  815,750
            730,000 Indah Kiat Financial Mauritius, Ltd. company guaranty
                    10s, 2007 (Indonesia)                                                                   266,450
            794,444 Jefferson Smurfit bank term loan Ser. B, FRN
                    9.875s, 2006                                                                            794,444
             40,000 Kappa Beheer BV company guaranty
                    10 5/8s, 2009 (Netherlands)                                                              40,000
          6,000,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                    5,820,000
          3,945,000 Pindo Deli Finance Mauritius, Ltd. company guaranty
                    10 3/4s, 2007 (Indonesia)                                                             1,380,750
          2,885,000 Repap New Brunswick notes 11 1/2s, 2004                                               3,260,050
          6,310,000 Riverwood International Corp. company guaranty
                    10 7/8s, 2008                                                                         5,757,875
          2,445,000 Riverwood International Corp. company guaranty
                    10 5/8s, 2007                                                                         2,402,213
          1,690,000 Riverwood International Corp. company guaranty
                    10 1/4s, 2006                                                                         1,668,875
            640,000 Stone Container Corp. sr. notes 12.58s, 2016                                            652,800
          1,470,000 Stone Container Corp. 144A company guaranty
                    11 1/2s, 2006 (Canada)                                                                1,495,725
          3,345,222 Stone Container Corp. bank term loan, FRN Ser. G,
                    10.313s, 2006                                                                         3,345,222
          1,254,475 Stone Container Corp. bank term loan, FRN
                    Ser. H, 10.313s, 2006                                                                 1,254,475
          3,810,000 Tembec Industries, Inc. company guaranty
                    8 5/8s, 2009 (Canada)                                                                 3,733,800
                                                                                                      -------------
                                                                                                         57,334,584

Pharmaceuticals (0.7%)
-------------------------------------------------------------------------------------------------------------------
          6,551,000 ICN Pharmaceuticals, Inc. sr. notes Ser. B, 9 1/4s, 2005                              6,469,113
          3,970,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                 3,989,850
            340,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                   341,700
                                                                                                      -------------
                                                                                                         10,800,663

Photography/Imaging (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,620,000 Earthwatch, Inc. sr. disc. notes stepped-coupon zero %
                    (13s, 7/15/02), 2007 (STP)                                                            4,215,000
          5,180,000 Orbital Imaging Corp. sr. notes Ser. D, 11 5/8s, 2005                                 1,036,000
                                                                                                      -------------
                                                                                                          5,251,000

Power Producers (3.5%)
-------------------------------------------------------------------------------------------------------------------
          4,645,000 AES China Generating Co. sr. notes 10 1/8s, 2006 (China)                              3,483,750
          7,840,000 AES Corp. sr. notes 9 3/8s, 2010                                                      8,046,035
          1,840,000 Calpine Corp. sr. notes 10 1/2s, 2006                                                 1,904,400
            800,000 Calpine Corp. sr. notes 9 1/4s, 2004                                                    799,706
          2,250,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                  2,281,995
          1,133,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,096,369
            120,000 Calpine Corp. sr. notes 7 3/4s, 2009                                                    115,805
          8,845,000 Cathay International, Ltd. 144A sr. notes
                    13s, 2008 (China)                                                                     3,361,100
          8,480,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                   9,450,027
         10,195,000 Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                  11,103,273
         14,420,000 Panda Global Energy Co. company guaranty
                    12 1/2s, 2004 (China)                                                                 7,065,800
          9,597,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                      9,597,000
                                                                                                      -------------
                                                                                                         58,305,260

Publishing (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,720,783 Big Flower Holdings bank term loan FRN 9.625s, 2010                                   2,673,169
          3,830,000 Garden State Newspapers, Inc. sr. sub. notes 8 5/8s, 2011                             3,293,800
          1,130,000 PRIMEDIA, Inc. company guaranty Ser. B, 8 1/2s, 2006                                  1,081,975
          1,130,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                          1,019,825
                                                                                                      -------------
                                                                                                          8,068,769

Railroads (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,350,000 Kansas City Southern Railway 144A sr. notes
                    9 1/2s, 2008                                                                          3,400,250
          4,470,000 Railamerica Transportation Corp. company guaranty
                    12 7/8s, 2010                                                                         4,067,700
          7,180,000 TFM S.A. de C.V. company guaranty stepped-coupon
                    zero % (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                        5,340,125
                                                                                                      -------------
                                                                                                         12,808,075

Restaurants (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,920,000 FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                   1,411,200
          2,710,000 Sbarro, Inc. company guaranty 11s, 2009                                               2,696,450
          3,170,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 3,030,457
            810,000 Tricon Global Restaurants, Inc. sr. notes 7.45s, 2005                                   786,729
                                                                                                      -------------
                                                                                                          7,924,836

Retail (1.6%)
-------------------------------------------------------------------------------------------------------------------
          6,183,000 Amazon.com, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 5/01/03), 2008 (STP)                                                            3,029,670
          6,510,000 Grupo Elektra SA de CV sr. notes 12s, 2008 (Mexico)                                   5,956,650
          2,157,000 Iron Age Corp. company guaranty 9 7/8s, 2008                                          1,337,340
            170,000 Iron Age Holdings Corp. sr. disc. notes stepped-coupon
                    zero % (12 1/8s, 5/1/03), 2009 (STP)                                                     17,000
          1,400,000 K mart Corp. pass-thru certificates Ser. 95K4, 9.35s, 2020                              938,000
          2,000,000 K mart Corp. med. term notes 9s, 2020                                                 1,372,820
          1,600,000 K mart Corp. notes 8 3/8s, 2004                                                       1,399,120
            400,000 K mart Corp. med. term notes 8.19s, 2003                                                348,992
          3,325,000 Mothers Work, Inc. sr. notes 12 5/8s, 2005                                            2,959,250
         11,840,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              6,867,200
          2,500,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                             2,068,750
                                                                                                      -------------
                                                                                                         26,294,792

Semiconductor (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,440,000 Chippac Intl., Ltd. company guaranty Ser. B,
                    12 3/4s, 2009                                                                         2,452,200
         12,000,000 Micron Technology, Inc cv. 6 1/2s, 2005                                              10,200,000
                                                                                                      -------------
                                                                                                         12,652,200

Shipping (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,090,000 Kitty Hawk, Inc. company guaranty 9.95s, 2004
                    (In default) (NON)                                                                    1,024,100
          3,590,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               2,979,700
            660,000 Navistar International Corp. sr. notes Ser. B, 7s, 2003                                 600,600
          6,000,000 Pegasus Shipping company guaranty Ser. A, 11 7/8s,
                    2004 (In default) (NON)                                                               2,025,000
                                                                                                      -------------
                                                                                                          6,629,400

Software (--%)
-------------------------------------------------------------------------------------------------------------------
          4,680,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                    842,400

Specialty Printing (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,005,970 Von Hoffman Press, Inc. 144A sr. sub. notes 13 1/2s, 2009                             3,204,776

Technology (1.2%)
-------------------------------------------------------------------------------------------------------------------
          1,710,000 Amkor Technologies, Inc., structured note (issued by
                    Steers, Credit Linked Trust 2000) 12.58s, 2005                                        1,675,800
          1,670,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       1,561,450
            280,000 Fairchild Semiconductor Corp. company guaranty
                    10 3/8s, 2007                                                                           257,600
          4,390,000 Fairchild Semiconductor Corp. sr. sub. notes
                    10 1/8s, 2007                                                                         4,038,800
          3,280,000 Flextronics International Ltd. 144A sr. sub. notes
                    9 7/8s, 2010                                                                          3,107,800
          3,060,000 Flextronics International, Ltd. sr. sub. notes Ser. B,
                    8 3/4s, 2007                                                                          2,937,600
          7,495,000 Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                       6,333,275
            590,000 Viasystems, Inc. sr. sub notes 9 3/4s, 2007                                             517,725
                                                                                                      -------------
                                                                                                         20,430,050

Technology Services (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,980,000 Cooperative Computing, Inc. sr. sub. notes 9s, 2008                                     693,000
          7,950,000 Equinix, Inc. sr. notes 13s, 2007                                                     5,565,000
          3,980,000 Exodus Communications, Inc. 144A sr. notes
                    11 5/8s, 2010                                                                         3,223,800
            750,000 Exodus Communications, Inc. sr. notes 11 1/4s, 2008                                     600,000
          2,340,000 Exodus Communications, Inc. sr. notes 10 3/4s, 2009                                   1,825,200
          2,445,000 Globix Corp. sr. notes 12 1/2s, 2010                                                  1,075,800
          7,270,000 Intira Corp. notes stepped-coupon zero %
                    (13s, 2/1/05), 2010 (STP)                                                             2,835,300
          5,689,000 Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                       5,895,226
          1,260,000 PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                378,000
          2,200,000 Rhythms Netconnections sr. notes Ser. B, 14s, 2010                                      484,000
                                                                                                      -------------
                                                                                                         22,575,326

Telecommunications (8.9%)
-------------------------------------------------------------------------------------------------------------------
          1,860,000 360Networks, Inc. sr. notes 13s, 2008                                                 1,246,200
          1,066,667 American Cellular bank term loan Ser. C, FRN,
                    9.89s, 2008                                                                           1,066,667
            933,333 American Cellular bank term loan Ser. B, FRN,
                    9.64s, 2008                                                                             933,333
            500,000 American Mobile Satellite Corp. company guaranty
                    12 1/4s, 2008                                                                           335,000
            520,000 Arch Communications, Inc. sr. notes 13 3/4s, 2008                                       335,400
            280,000 Arch Communications, Inc. sr. notes 12 3/4s, 2007                                       112,000
          1,400,000 Barak I.T.C. sr. disc. notes stepped-coupon Ser. B, zero %
                    (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                728,000
          7,660,000 Bestel S.A. de C.V. sr. disc. notes stepped-coupon
                    zero % (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                        4,596,000
          3,225,000 Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                  935,250
          3,895,000 Carrier1 Intl. SA sr. notes Ser. B, 13 1/4s, 2009
                    (Luxembourg)                                                                          2,414,900
         10,575,000 Celcaribe S.A. sr. notes stepped-coupon zero %
                    (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                             6,345,000
         23,174,000 CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                    zero % (14s, 10/1/02), 2007 (In default) (STP) (NON)                                    231,740
          3,945,000 CFW Communications Co. 144A sr. notes 13s, 2010                                       2,761,500
            390,000 Clearnet Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (14 3/4s, 12/15/00), 2005 (STP)                                           417,300
          1,000,000 Clearnet Racers notes Ser. 00-20-A, 9.709s, 2007                                        995,000
          5,840,000 Cookinlet Voicestream bank term loan FRN
                    10.63s, 2008                                                                          5,913,000
          8,205,000 Covad Communications Group, Inc. sr. disc. notes stepped-coupon Ser. B, zero % (13 1/2s, 03/15/03),
                    2008 (STP)                                                                            1,558,950
            220,000 Covad Communications Group, Inc. sr. notes
                    Ser. B, 12s, 2010                                                                        63,800
          2,625,000 Crown Castle Intl., Corp. sr. notes 10 3/4s, 2011                                     2,657,813
          2,310,000 Crown Castle Intl., Corp. bank term loan Ser. B,
                    FRN, 9.37s, 2008                                                                      2,321,550
          2,580,000 Econophone, Inc. company guaranty 13 1/2s, 2007                                       1,238,400
          2,770,000 Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                    (United Kingdom)                                                                        221,600
         12,275,000 Firstworld Communication Corp. sr. disc. notes
                    stepped-coupon zero % (13, 4/15/03), 2008 (STP)                                       1,841,250
          3,990,000 Flag Ltd. sr. notes 8 1/4s, 2008 (Bermuda)                                            3,112,200
          1,000,000 Global Crossing, Inc. structured note (issued by
                    STEERS Credit Linked Trust 2000) 9.843s, 2005                                           910,000
          1,150,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                  986,125
          5,660,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/8s, 2006 (Bermuda)                                                                4,754,400
          3,420,000 Grupo Iusacell sr. notes 14 1/4s, 2006 (Mexico)                                       3,471,300
            250,000 Hermes Europe Railtel B.V. sr. notes 11 1/2s,
                    2007 (Netherlands)                                                                      120,000
            540,000 Hermes Europe Railtel B.V. sr. notes 10 3/8s,
                    2009 (Netherlands)                                                                      259,200
          5,030,000 Level 3 Communication, Inc. sr. notes 9 1/8s, 2008                                    3,344,950
          6,505,000 Maxcom Telecomunicaciones SA de CV company
                    guaranty Ser. B, 13 3/4s, 2007 (Mexico)                                               3,187,450
          1,020,000 Metrocall, Inc. sr. sub. notes 11s, 2008                                                265,200
            540,000 Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                            198,450
          1,110,000 Metrocall, Inc. sr. sub. notes 9 3/4s, 2007                                             407,925
          2,340,000 Metromedia Fiber Network, Inc. sr. notes 10s, 2009                                    1,778,400
          3,630,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                            2,758,800
          5,938,000 Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                    (Luxembourg) (STP)                                                                    4,869,160
          3,785,000 Nextel Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                          1,968,200
          6,420,000 Nextel Communications, Inc. sr. notes 12s, 2008                                       6,676,800
         14,680,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                   12,918,400
          4,590,000 Nextel International, Inc. 144A sr. notes 12 3/4s, 2010                               3,763,800
          2,310,000 Nextel Partners, Inc. sr. notes 11s, 2010                                             2,079,000
          3,830,000 Nextel Partners, Inc. 144A sr. notes 11s, 2010                                        3,600,200
          2,975,000 NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                 1,785,000
          2,900,000 Pagemart Wireless, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 2/1/03), 2008 (STP)                                                  1,116,500
          7,390,000 Paging Network Do Brasil sr. notes 13 1/2s, 2005
                    (In default) (Brazil) (NON)                                                             517,300
          2,460,000 Paging Network, Inc. sr. sub. notes 10s, 2008
                    (In default) (NON)                                                                      319,800
          1,650,000 Paging Network, Inc. 144A sr. sub. notes 10s, 2008
                    (In default) (NON)                                                                      214,500
          1,430,000 Paging Network, Inc. sr. sub. notes 8 7/8s, 2006                                        185,900
         12,226,000 Pinnacle Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (10s, 3/15/03), 2008 (STP)                                                     6,357,520
          3,260,000 Price Communications Wireless, Inc. 144A sr. notes
                    Ser. B, 9 1/8s, 2006                                                                  3,292,600
          6,330,000 Primus Telecommunications Group, Inc. sr. notes
                    Ser. B, 9 7/8s, 2008                                                                  2,848,500
          5,630,000 PSINet, Inc. sr. notes 11s, 2009                                                      1,689,000
          2,995,000 Rogers Cantel, Inc. sr. sub. notes 8.8s, 2007 (Canada)                                2,950,075
          5,057,000 RSL Communications PLC company guaranty
                    12 1/4s, 2006 (United Kingdom)                                                        1,061,970
          1,900,000 RSL Communications PLC 144A company guaranty
                    10 1/2s, 2008 (United Kingdom)                                                          171,000
          3,010,000 RSL Communications PLC company guaranty
                    9 1/8s, 2008 (United Kingdom)                                                           270,900
          2,500,000 Rural Cellular bank term loan Ser. C, FRN 9.72s, 2009                                 2,493,750
          3,515,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (12 7/8s, 3/15/05), 2010 (STP)                                         1,722,350
          2,770,000 Spectrasite Holdings, Inc. sr. disc. notes stepped-coupon
                    zero % (11 1/4s, 4/15/04), 2009 (STP)                                                 1,412,700
          7,400,000 Startec Global Communications Corp. sr. notes
                    12s, 2008                                                                             5,032,000
          1,310,000 USA Mobile Communication, Inc. sr. notes 14s, 2004                                      851,500
            900,000 USA Mobile Communication, Inc. sr. notes 9 1/2s, 2004                                   450,000
         21,290,000 Viatel, Inc. sr. disc. notes stepped-coupon zero %
                    (12 1/2s, 4/15/03), 2008 (STP)                                                        4,258,000
            329,000 Viatel, Inc. sr. notes 11 1/2s, 2009                                                    101,990
          1,000,000 Western Wireless bank term loan FRN 9.38s, 2008                                       1,002,500
          2,540,000 Williams Communications Group, Inc. 144A
                    sr. notes 11.7s, 2008                                                                 1,981,200
          2,010,000 Williams Communications Group, Inc. sr. notes
                    10 7/8s, 2009                                                                         1,447,200
          4,085,000 World Access, Inc. sr. notes Ser. B, 13 1/4s, 2008                                    2,736,950
                                                                                                      -------------
                                                                                                        146,970,318

Telephone (4.0%)
-------------------------------------------------------------------------------------------------------------------
          2,600,000 Airgate PCS, Inc. sr. sub. notes stepped-coupon zero %
                    (13 1/2s, 10/1/04), 2009 (STP)                                                        1,248,000
          4,000,000 Alamosa PCS Holdings, Inc. company guaranty stepped-
                    coupon zero % (12 7/8s, 2/15/05), 2010 (STP)                                          1,520,000
          2,015,000 Alaska Communications Systems Corp. company
                    guaranty 9 3/8s, 2009                                                                 1,652,300
          1,640,000 Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                      1,426,800
          1,970,000 Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                    Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                         1,103,200
          3,745,000 Birch Telecommunications, Inc. sr. notes 14s, 2008                                    2,247,000
          4,965,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                             1,241,250
          1,090,000 Focal Communications Corp. sr. disc. notes, stepped-
                    coupon Ser. B, zero % (12 1/8s, 2/15/03), 2008 (STP)                                    370,600
          2,565,000 Focal Communications Corp. sr. notes 11 7/8s, 2010                                    1,333,800
          3,260,000 ICG Holdings, Inc. sr. disc. notes 13 1/2s, 2005 (Canada)                               423,800
          8,570,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (10s, 2/15/03), 2008 (In default) (STP) (NON)                                           771,300
          7,660,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                            689,400
          2,520,000 Intermedia Communications, Inc. sr. disc. notes stepped-
                    coupon Ser. B, zero % (12 1/4s, 3/1/04), 2009 (STP)                                   1,612,800
         18,875,000 KMC Telecommunications Holdings, Inc. sr. disc. notes
                    stepped-coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                  1,887,500
          1,785,000 Leap Wireless International, Inc. company guaranty
                    12 1/2s, 2010                                                                         1,071,000
          6,530,000 Madison River Capital Corp. sr. notes 13 1/4s, 2010                                   4,244,500
          4,660,000 Mcleod USA, Inc. bank term loan Ser. B, FRN,
                    9.62s, 2007                                                                           4,642,525
          3,150,000 McLeodUSA, Inc. sr. notes 8 1/8s, 2009                                                2,472,750
          4,680,000 Microcell Telecommunications sr. disc. notes stepped-
                    coupon Ser. B, zero % (14s, 12/1/01), 2006
                    (Canada) (STP)                                                                        4,352,400
          1,880,000 Netia Holdings B.V. 144A company guaranty stepped-
                    coupon zero % (11 1/4s, 11/1/01), 2007 (Poland) (STP)                                 1,071,600
          2,955,000 Netia Holdings B.V. 144A company guaranty
                    10 1/4s, 2007 (Poland)                                                                1,950,300
          2,760,000 NEXTLINK Communications, Inc. sr. notes
                    10 1/2s, 2009                                                                         1,766,400
          3,690,000 Tele1 Europe B.V. 144A notes 13s, 2009                                                3,099,600
          3,490,000 Telecorp PCS, Inc. company guaranty 10 5/8s, 2010                                     3,315,500
          2,390,000 Time Warner Telecom, Inc. sr. notes 9 3/4s, 2008                                      2,031,500
          4,550,000 Transtel S.A. pass-through certificates 12 1/2s, 2007                                   546,000
          7,630,000 UbiquiTel Operating Co. company guaranty stepped-
                    coupon zero % (14s, 4/15/05), 2010 (STP)                                              2,899,400
          5,590,000 US Unwired, Inc. company guaranty, stepped-coupon
                    Ser. B, zero % (13 3/8s, 11/1/04), 2009 (STP)                                         2,124,200
          1,500,000 Versatel Telecom N.V. structured notes (issued by
                    CRAVE Trust 2000) 15.065s, 2005 (Netherlands)                                           900,000
          2,855,000 Versatel Telecom N.V. sr. notes 13 1/4s,
                    2008 (Netherlands)                                                                    1,884,300
          1,950,000 Versatel Telecom N.V. sr. notes 13 1/4s, 2008
                    (Netherlands)                                                                         1,287,000
          4,820,000 VoiceStream Wire, Inc. sr. notes 10 3/8s, 2009                                        5,109,200
         11,669,000 WinStar Communications, Inc. sr. disc. notes stepped-
                    coupon zero % (14 3/4s, 4/15/05), 2010 (STP)                                          2,333,800
          3,150,000 WinStar Communications, Inc. sr. notes 12 3/4s, 2010                                  1,795,500
                                                                                                      -------------
                                                                                                         66,425,225

Textiles (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,150,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                      1,118,000
          2,825,000 GFSI, Inc. sr. disc. notes stepped-coupon Ser. B, zero %
                    (11 3/8s, 9/15/04), 2009 (STP)                                                          423,750
          5,290,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                         4,761,000
            775,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                          310,000
          4,720,000 Levi Strauss & Co. notes 6.8s, 2003                                                   3,823,200
          2,720,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2008                                        1,836,000
          7,110,000 Westpoint Stevens, Inc. sr. notes 7 7/8s, 2005                                        4,977,000
          3,645,000 William Carter Holdings Co. sr. sub. notes Ser. A,
                    12s, 2008                                                                             3,316,950
                                                                                                      -------------
                                                                                                         20,565,900

Tobacco (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,445,000 North Atlantic Trading Co. company guaranty
                    Ser. B, 11s, 2004                                                                     2,859,350

Transportation (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,985,000 Transportation Tech bank term loan Ser. B, FRN
                    10.41s, 2007                                                                          2,567,100

Waste Management (1.3%)
-------------------------------------------------------------------------------------------------------------------
         12,510,000 Allied Waste Industries, Inc. company guaranty
                    Ser. B, 10s, 2009                                                                    10,633,500
          2,683,681 Allied Waste Industries, Inc. bank term loan Ser. C,
                    FRN, 9.688s, 2007                                                                     2,657,354
          2,401,318 Allied Waste Industries, Inc. bank term loan Ser. B,
                    FRN, 9.438s, 2006                                                                     2,364,092
          1,695,000 Allied Waste Industries, Inc. company guaranty
                    Ser. B, 7 7/8s, 2009                                                                  1,457,700
          2,000,000 Allied Waste Industries, Inc. company guaranty
                    Ser. B, 7 3/8s, 2004                                                                  1,840,000
            690,000 USA Waste Services, Inc. sr. notes 7 1/8s, 2007                                         638,968
            700,000 Waste Management, Inc. sr. notes 7s, 2004                                               672,021
          1,465,000 Waste Management, Inc. company guaranty
                    6 7/8s, 2009                                                                          1,335,318
                                                                                                     --------------
                                                                                                         21,598,953

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,070,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                            930,900
          1,390,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                          1,237,100
                                                                                                     --------------
                                                                                                          2,168,000
                                                                                                     --------------
                    Total Corporate Bonds and Notes
                    (cost $1,904,439,725)                                                            $1,368,993,998

PREFERRED STOCKS (6.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace/Defense (0.1%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Decrane Aircraft Holdings 16.00 pfd. (PIK)                                       $    1,010,000

Banking (0.4%)
-------------------------------------------------------------------------------------------------------------------
            137,205 Chevy Chase Preferred Corporation Ser. A, 5.19 pfd.                                   6,997,455
             13,020 Chevy Chase Savings Bank, Inc. 3.25 pfd.                                                332,010
                                                                                                      -------------
                                                                                                          7,329,465

Broadcasting (1.4%)
-------------------------------------------------------------------------------------------------------------------
              3,149 Benedek Communications Corp. 11.50% pfd. (PIK)                                        1,369,815
             27,320 Citadel Broadcasting Co. Ser. B, 13.25 cum. pfd. (PIK)                                2,841,280
              8,617 Granite Broadcasting 12.75% cum. pfd. (PIK)                                           1,292,550
              1,354 Paxson Communications Corp. 144A 13.25
                    cum. pfd. (PIK)                                                                      12,727,600
              4,931 Pegasus Communications Corp. Ser. A, 12.75%
                    cum. pfd.                                                                             4,980,310
                                                                                                      -------------
                                                                                                         23,211,555

Cable Television (1.5%)
-------------------------------------------------------------------------------------------------------------------
            538,000 Diva Systems Corp. zero % cum. pfd.                                                   4,438,500
            232,990 Diva Systems Corp. Ser. C, 6.00 cum. pfd.                                             1,922,168
            171,615 CSC Holdings, Inc. Ser. M, 11.13 cum. pfd. (PIK)                                     18,405,708
                                                                                                      -------------
                                                                                                         24,766,376

Chemicals (0.2%)
-------------------------------------------------------------------------------------------------------------------
            145,800 Avecia Group PLC 4.00 cum. pfd. (United Kingdom)                                      3,900,150

Consumer Goods (0.2%)
-------------------------------------------------------------------------------------------------------------------
            109,200 Doane Pet Care Enterprises 7.13 pfd.                                                  3,276,000

Electric Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
             38,222 Public Service of New Hampshire Ser. A,
                    10.60 cum. pfd.                                                                         917,328

Financial (0.5%)
-------------------------------------------------------------------------------------------------------------------
              3,050 First Rep Cap Corp. Ser. 144A, 10.50% pfd.                                            2,531,500
            251,025 Golden State Bancorp Ser. A, 2.28 pfd.                                                5,773,575
                                                                                                      -------------
                                                                                                          8,305,075

Insurance (0.2%)
-------------------------------------------------------------------------------------------------------------------
            130,000 CGA Group, Ltd. 144A Ser. A, 13.75 pfd. (PIK)                                         3,120,000

Manufacturing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            150,300 Brand Scaffold Services, Inc. 3.63 cum. pfd.                                          4,509,000

Medical Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
              2,700 Fresenius Medical Capital Trust I 9.00% company
                    guaranty, pfd. (Germany)                                                              2,639,250

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
            153,041 AmeriKing, Inc. 3.25 cum. pfd.                                                          153,041

Telecommunications (1.5%)
-------------------------------------------------------------------------------------------------------------------
             16,567 Dobson Communications 12.25% pfd. (PIK)                                              14,661,795
              2,996 Nextel Communications, Inc. Ser. E, 11.13% pfd. (PIK)                                 2,546,660
              4,817 Rural Cellular Corp. 12.25% pfd. (PIK)                                                3,709,198
              6,895 XO Communications, Inc. Ser. B, 13.50% pfd. (PIK)                                     3,102,750
                                                                                                      -------------
                                                                                                         24,020,403

Telephone (0.4%)
-------------------------------------------------------------------------------------------------------------------
             10,559 ICG Holdings, Inc. 14.25% pfd. (In default) (PIK) (NON)                                 211,180
              5,396 ICG Holdings, Inc. 14.00% pfd. (In default) (PIK) (NON)                                 107,920
              8,388 Intermedia Communications Ser. B, 13.51% pfd. (PIK)                                   6,291,000
                                                                                                      -------------
                                                                                                          6,610,100
                                                                                                      -------------
                    Total Preferred Stocks (cost $153,541,691)                                        $ 113,767,743

COLLATERALIZED MORTGAGE OBLIGATIONS (1.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    1,200,000 Amresco Commercial Mortgage Funding I Ser. 97-C1,
                    Class G, 7s, 2029                                                                 $   1,008,137
         39,096,084 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), 1.169s, 2020                                                      2,463,359
          3,865,000 Criimi Mae Commercial Mortgage Trust Ser. 98-C-1.
                    Class C, 7s, 2012                                                                     3,107,342
          2,275,000 CS First Boston Mortgage Securities Corp. Ser. 99-C-1,
                    Class E, 8.183s, 2009                                                                 2,314,102
                    Fannie Mae Strip
              1,809 Ser. 92-184, Class J, IO, 11.46s, 2022                                                   60,058
              1,075 Ser. 92-181, Class PJ, IO, 10.075s, 2022                                                 30,526
            164,247 Ser. 241, Class 2, IO, 8 1/2s, 2023                                                      39,368
            340,000 Ser. 00-4, Class SX, 9.403s, 2023                                                       330,650
          1,329,046 Ser. 150, Class 2, IO, 8 1/2s, 2022                                                     320,632
            529,752 Ser. 158, Class 2, IO, 8 1/2s, 2022                                                     126,975
                    Fannie Mae Strip
            737,741 Ser. 181, Class 2, IO, 8 1/2s, 2022                                                     177,980
            469,625 Ser. 203, Class 2, IO, 8s, 2023                                                         122,396
          1,179,962 Ser. G93-9, Class IO, 8s, 2023                                                          290,625
          2,828,158 Ser. 218, Class 2, IO, 7.5s, 2023                                                       749,462
          5,935,025 Ser. 221, Class 2, IO, 7.5s, 2023                                                     1,558,871
            781,211 Ser. 215, Class 2, IO, 7s, 2023                                                         205,068
            712,000 Ser. 97-23, Class SJ, IO, 6.243s, 2023                                                  142,178
          1,649,500 Ser. 92-207, Class S, IO, 5.906s, 2022                                                  369,591
          1,893,600 Freddie Mac Ser. 2183, Class SG, 3.96s, 2014                                          1,632,638
          4,100,000 General Growth Properties Ala Moana Ser. 99-C1,
                    Class F, FRB, 9.37s, 2004                                                             4,100,000
                    Government National Mortgage Association
          1,869,800 Ser. 00-10, Class SB, 8.656s, 2030                                                    1,838,247
          2,257,855 Ser. 00-16, Class SA, 8.656s, 2026                                                    2,167,541
          2,112,665 Ser. 99-41, Class EB, Principal Only (PO),
                    zero %, 2026                                                                          1,606,946
                    Merrill Lynch Mortgage Investors, Inc.
          1,230,000 Ser. 98-C2, Class F, 6 1/4s, 2030                                                       821,986
          5,661,020 Ser. 96-C2, Class IO, 2.656s, 2028                                                      364,735
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations
                    (cost $25,324,073)                                                                $  25,949,413

CONVERTIBLE BONDS AND NOTES (1.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      740,000 Amkor Technologies, Inc. cv. sub. notes 5s, 2007                                  $     481,925
         13,680,000 Cybernet Internet Services Intl., Inc. 144A cv. sr.
                    disc. notes stepped-coupon zero % (13s, 8/15/04),
                    2009 (STP)                                                                            2,736,000
         10,370,000 Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                        4,666,500
            840,000 Hexcel Corp. cv. sub. notes 7s, 2003                                                    750,750
          2,830,000 Pinnacle Holdings, Inc. 144A cv. sub. notes 5 1/2s, 2007                              1,209,825
          1,660,000 Telewest Finance Corp. cv. sub. notes 6s, 2005
                    (United Kingdom)                                                                      1,095,600
          3,870,000 Total Renal Care Holdings, Inc. 144A cv. notes 7s, 2009                               2,936,363
          6,250,000 Waste Management, Inc. cv. sub. notes 4s, 2002                                        5,921,875
                                                                                                      -------------
                    Total Convertible Bonds and Notes
                    (cost $29,811,841)                                                                $  19,798,838

COMMON STOCKS (1.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            270,890 360Networks, Inc. 144A (Canada) (acquired 5/11/00,
                    cost 3,033,968) (NON) (RES)                                                       $   2,573,455
                  1 Advanced Radio Telecom Corp. (NON)                                                            2
              3,685 AmeriKing, Inc. (NON)                                                                     3,685
            132,121 Aurora Foods, Inc. (NON)                                                                322,045
          1,036,363 Capstar Broadcasting (NON)                                                            4,155,816
             37,500 Contour Energy Co. (NON)                                                                 44,531
             25,644 MGC Communications, Inc. (NON)                                                           64,911
            351,333 Network Plus Corp. (NON)                                                              1,053,999
              4,330 Paging Do Brazil Holdings Co., LLC 144A
                    Class B, (Brazil) (NON)                                                                      43
              1,730 Premium Holdings (L.P.) 144A (NON)                                                       22,486
              7,071 PSF Holdings LLC Class A (NON) (AFF)                                                  9,192,300
                816 RCN Corp. (NON)                                                                               8
              4,263 RSL Communications, Ltd. Class A (NON)                                                    2,132
             99,300 Spanish Broadcasting System, Inc. (NON)                                                 459,262
             85,200 Specialty Foods Acquisition Corp. (NON)                                                     852
             78,024 Tele1 Europe Holding AB ADR (Sweden) (NON)                                              438,885
                                                                                                      -------------
                    Total Common Stocks (cost $31,660,293)                                            $  18,334,412

CONVERTIBLE PREFERRED STOCKS (0.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            275,914 Earthwatch, Inc. Ser. C, 0.298 cv. pfd. (PIK)                                     $       2,759
             12,800 Global Crossing, Ltd. 144A 1.75 cum.
                    cv. pfd. (Bermuda)                                                                    1,454,400
             15,200 Global Crossing, Ltd. 1.75 cum cv. pfd. (Bermuda)                                     1,744,200
              9,900 Global Crossing, Ltd. 1.688 cum cv. pfd (Bermuda)                                     1,374,862
             88,000 Global Telesystems Group, Inc. 3.625 cum. cv. pfd.                                      209,000
            102,295 Global Telesystems Group, Inc. 144A 3.625
                    cum. cv. pfd.                                                                           242,951
              6,490 Interact Systems, Inc. 7.00 cum. cv. pfd.                                                    65
             40,800 LTV Corp. (The) 144A 4.125 cum. cv. pfd.                                                392,700
                498 Paxson Communications Corp. 144A 9.75%
                    cv. pfd. (PIK)                                                                        4,706,100
             46,125 Peninsula Gaming Partners 144A 7.14 cv. pfd.                                            276,750
             64,360 PSINet, Inc. 144A 3.50 cum. cv. pfd.                                                    209,170
                618 World Access, Inc. 144A Ser. D, zero %, cv. pfd.                                        179,104
              8,740 XCL, Ltd. 144A Ser. A, 9.50% cv. cum. pfd.                                                4,370
                                                                                                      -------------
                    Total Convertible Preferred Stocks
                    (cost $27,041,562)                                                                $  10,796,431

WARRANTS (0.5%) (a) (NON)                                                               EXPIRATION
NUMBER OF WARRANTS                                                                            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
                256 Anker Coal Group, Inc. 144A                                           10/28/09    $           3
              7,215 Asia Pulp & Paper Co., Ltd.144A                                       3/15/05                72
              7,660 Bestel S.A. de C.V. (Mexico)                                          5/15/05           766,000
              4,500 Birch Telecommunications, Inc. 144A (PIK)                             6/15/08           450,000
             35,457 CellNet Data Systems, Inc.                                            10/1/07                35
              3,945 CFW Communications Co.                                                8/15/10             3,945
            130,000 CGA Group, Ltd. 144A                                                  2/11/07             1,300
             46,200 ClearNet Communications, Inc. 144A                                    9/15/05           877,800
              4,190 Dayton Superior Corp.                                                 6/15/09            83,800
              1,190 Decrane Aircraft Holdings                                             9/30/08                 1
              5,100 Destia Communications 144A                                            7/15/07           127,500
              5,390 Diva Systems Corp.                                                    5/15/06         3,072,300
             32,636 Diva Systems Corp.                                                    3/1/08            489,540
              4,300 Epic Resorts                                                          6/15/05                43
              7,320 Firstworld Communication Corp.                                        4/15/08            95,160
              6,250 Globalstar Telecommunications                                         2/15/04                63
            122,350 ICG Communications                                                    10/15/05          122,350
              7,160 Insilco Corp. 144A                                                    8/15/07                 7
              6,490 Interact Systems, Inc.                                                8/1/03                 65
              6,490 Interact Systems, Inc. 144A                                           12/15/09               65
              3,670 International Wireless
                    Communications Holdings 144A                                          8/15/01                 4
            120,127 Intira Corp. Class A                                                  2/1/10                 12
             41,281 Intira Corp. Class B                                                  2/1/10                  4
              8,904 Isle of Capri Black Hawk LLC                                          5/3/01                 89
              6,670 Josten, Inc.                                                          5/1/10            133,400
             30,260 KMC Telecommunications Holdings, Inc.                                 4/15/08            60,520
             29,100 Knology Holdings                                                      10/22/07          101,850
              1,785 Leap Wireless International 144A                                      4/15/10               446
              6,505 Maxcom Telecomunicaciones SA
                    de CV 144A (Mexico)                                                   4/1/07                 65
              8,310 McCaw International, Ltd.                                             4/15/07           249,300
              7,800 Mediq, Inc. 144A                                                      6/1/09                 79
              3,025 Metronet Communications 144A                                          8/15/07           211,750
                940 Motient Corp. 144A                                                    4/1/08             14,100
              4,385 Onepoint Communications, Inc.                                         6/1/08            328,875
              8,890 Orion Network Systems                                                 1/15/07            31,115
             33,580 Pagemart, Inc. 144A                                                   12/31/03          335,800
             12,800 Paxson Communications Corp. 144A                                      6/30/03            70,400
              1,860 Pliant Corp. 144A                                                     6/1/10             18,600
              4,470 Railamerica, Inc.                                                     8/15/10            44,700
             13,030 Raintree Resort 144A                                                  12/1/04               130
              7,760 Startec Global Communications Corp.                                   5/15/08             7,760
              2,365 Sterling Chemicals Holdings                                           8/15/08             2,660
              4,680 Telehub Communications Corp. 144A                                     7/31/05             2,340
              7,630 Ubiquitel, Inc. 144A                                                  4/15/10           190,750
             23,545 UIH Australia/Pacific, Inc.                                           5/15/06           117,725
             79,200 USN Communications, Inc.                                              8/15/04               792
                150 Versatel Telecom N.V.                                                 5/15/08            15,000
              4,870 WAM!NET, Inc.                                                         3/1/05             56,613
                668 Wright Medical Technology, Inc. 144A                                  6/30/03                 1
              5,020 XM Satellite Radio Holdings, Inc. 144A                                3/15/10           351,400
            125,000 ZSC Specialty Chemicals PLC 144A                                      6/30/11           203,125
            125,000 ZSC Specialty Chemicals PLC 144A (pfd. shares)                        6/30/11            78,125
                                                                                                      -------------
                    Total Warrants (cost $13,700,715)                                                 $   8,717,579

UNITS (0.5%) (a)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
             19,680 Australis Media, Ltd. units 15 3/4s, 2003
                    (In default) (Australia) (NON)                                                    $          20
              3,320 Colo.com units 13 7/8s, 2010                                                          2,158,000
              5,040 Horizon Pcs., Inc. units stepped-coupon zero %
                    (14s, 10/1/05), 2010 (STP)                                                            1,940,400
              4,430 iPCS, Inc. units stepped-coupon zero %
                    (14s 7/15/05), 2010 (STP)                                                             1,860,600
                173 Stone Container Corp. units 12 1/4s, 2002                                               173,432
              7,555 XCL, Ltd. units 13 1/2s, 2004 (In default) (NON)                                      1,359,900
             44,189 XCL, Ltd. 144A units cum. pfd. 9 1/2s, 2006 (PIK)                                        22,095
                                                                                                     --------------
                    Total Units (cost $41,215,750)                                                   $    7,514,447

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%) (a) (cost $3,718,369)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    4,380,000 Philippines (Republic of) notes 10 5/8s, 2025                                    $    3,383,550

ASSET BACKED SECURITIES (0.1%) (a) (cost $1,850,008)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   19,588,000 FFCA Secured Lending Corp. Ser. 00-1,
                    Class X, IO, 1.728s, 2027                                                        $    1,869,641
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (0.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Freddie Mac
     $    1,810,000 9.468s, November 15, 2021                                                        $      537,344
            826,000 8.927s, April 15, 2024                                                                  382,540
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $856,110)                                                                  $      919,884

SHORT-TERM INVESTMENTS (0.4%) (a) (cost $7,373,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    7,373,000 Interest in $918,736,000 joint repurchase agreement dated November 30, 2000 with J. P. Morgan due
                    December 1, 2000 with respect to various U.S.
                    Government obligations -- maturity value of
                    $7,374,337 for an effective yield of 6.53%                                       $    7,373,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,240,533,137) (b)                                      $1,587,418,936
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,649,237,519.

  (b) The aggregate identified cost on a tax basis is $2,251,865,077, resulting in gross unrealized appreciation and depreciation of $16,140,058 and $680,586,199, respectively, or net unrealized depreciation of $664,446,141.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2000 was $1,246,200 or less than 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at November 30, 2000, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Swap Contracts outstanding at November 30, 2000

                                        Notional    Termination    Unrealized
                                         Amount        Date       Appreciation
------------------------------------------------------------------------------
Agreement with
Merrill Lynch
Capital Services,
Inc. dated May 5,
2000 to receive
semiannually the
notional amount
multiplied by
11.3025%, and pay
quarterly the
notional amount
multiplied by
three month LIBOR
adjusted by a
specified spread                       $ 1,000,000      Oct-05    $   49,700
Agreement with
Merrill Lynch
Capital Services,
Inc. dated
October 27, 2000

to receive
semiannually the
notional amount
multiplied by
6.74%, and pay
quarterly the
notional amount
multiplied by
three month LIBOR
adjusted by a
specified spread                        81,800,000     Apr-05        945,360
------------------------------------------------------------------------------
                                                                  $  995,060
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,240,533,137) (Note 1)                                    $1,587,418,936
-------------------------------------------------------------------------------------------
Cash                                                                              1,052,879
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        43,154,226
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            2,294,118
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   35,515,210
-------------------------------------------------------------------------------------------
Receivable for open swap contract (Note 1)                                          995,060
-------------------------------------------------------------------------------------------
Total assets                                                                  1,670,430,429

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 11,240,939
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        5,182,893
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,716,557
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          288,198
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      122,713
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          7,258
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              922,585
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              711,767
-------------------------------------------------------------------------------------------
Total liabilities                                                                21,192,910
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,649,237,519

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,888,271,183
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (7,653,733)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (579,506,078)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                   (651,873,853)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,649,237,519

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($625,449,189 divided by 99,255,325 shares)                                           $6.30
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.30)*                                $6.61
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($482,279,897 divided by 76,977,288 shares)**                                         $6.27
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($534,386,780 divided by 84,929,756 shares)                                           $6.29
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.29)*                                $6.50
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($7,121,653 divided by 1,126,592 shares)                                              $6.32
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2000
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $ 237,160,959
-------------------------------------------------------------------------------------------
Dividends                                                                        18,494,618
-------------------------------------------------------------------------------------------
Total investment income                                                         255,655,577

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 12,509,520
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,809,467
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   53,572
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     18,038
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,014,609
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             6,493,218
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             3,432,188
-------------------------------------------------------------------------------------------
Other                                                                               743,769
-------------------------------------------------------------------------------------------
Total expenses                                                                   27,074,381
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (487,904)
-------------------------------------------------------------------------------------------
Net expenses                                                                     26,586,477
-------------------------------------------------------------------------------------------
Net investment income                                                           229,069,100
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (225,433,495)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (3,086)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the year                                                   33,507
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
swap contracts during the year                                                 (160,898,028)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (386,301,102)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(157,232,002)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended November 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  229,069,100   $  285,483,257
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (225,436,581)    (291,498,926)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies         (160,864,521)      85,115,758
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (157,232,002)      79,100,089
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (88,113,572)    (109,490,952)
--------------------------------------------------------------------------------------------------
   Class B                                                            (66,302,310)     (85,471,441)
--------------------------------------------------------------------------------------------------
   Class M                                                            (73,563,372)     (89,588,544)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (1,089,846)        (932,320)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                             (1,991,415)      (4,295,817)
--------------------------------------------------------------------------------------------------
   Class B                                                             (1,498,469)      (3,353,426)
--------------------------------------------------------------------------------------------------
   Class M                                                             (1,662,573)      (3,514,957)
--------------------------------------------------------------------------------------------------
   Class Y                                                                (24,631)         (36,579)
--------------------------------------------------------------------------------------------------
  Return of capital
   Class A                                                                     --       (3,905,040)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (3,048,373)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (3,195,212)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (33,252)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (541,761,649)    (453,139,656)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (933,239,839)    (680,905,480)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   2,582,477,358    3,263,382,838
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income of $7,653,733 and
$5,227,915, respectively)                                          $1,649,237,519   $2,582,477,358
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.72        $8.35        $9.96        $9.65        $9.52
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .81 (c)      .80 (c)      .95 (c)      .90          .89
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.41)        (.57)       (1.61)         .32          .14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.60)         .23         (.66)        1.22         1.03
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.81)        (.80)        (.94)        (.89)        (.90)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.01)        (.03)        (.01)        (.02)          -- (d)
-----------------------------------------------------------------------------------------------------
Return of capital                         --         (.03)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.82)        (.86)        (.95)        (.91)        (.90)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.30        $7.72        $8.35        $9.96        $9.65
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (8.69)        2.89        (7.39)       13.30        11.38
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $625,449     $956,094   $1,261,785   $1,436,699   $1,071,702
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .95          .95          .92          .97         1.09
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.96         9.99         9.81         9.17         9.24
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 68.37        49.29        89.53        67.62        74.47
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income were less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.68        $8.32        $9.92        $9.61        $9.49
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .75 (c)      .74 (c)      .87 (c)      .83          .82
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.39)        (.58)       (1.59)         .32          .13
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.64)         .16         (.72)        1.15          .95
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.75)        (.74)        (.87)        (.82)        (.83)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.02)        (.03)        (.01)        (.02)          -- (d)
-----------------------------------------------------------------------------------------------------
Return of capital                         --         (.03)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.77)        (.80)        (.88)        (.84)        (.83)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.27        $7.68        $8.32        $9.92        $9.61
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (9.29)        1.98        (7.99)       12.52        10.52
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $482,280     $791,036   $1,052,251   $1,143,329     $623,097
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.70         1.70         1.67         1.72         1.84
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.20         9.24         9.06         8.41         8.50
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 68.37        49.29        89.53        67.62        74.47
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income were less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.71        $8.34        $9.95        $9.64        $9.51
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .79 (c)      .79 (c)      .92 (c)      .87          .87
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.40)        (.57)       (1.61)         .33          .14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.61)         .22         (.69)        1.20         1.01
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.79)        (.79)        (.91)        (.87)        (.88)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                       (.02)        (.03)        (.01)        (.02)          -- (d)
-----------------------------------------------------------------------------------------------------
Return of capital                         --         (.03)          --           --           --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.81)        (.85)        (.92)        (.89)        (.88)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.29        $7.71        $8.34        $9.95        $9.64
-----------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(a)                (8.92)        2.66        (7.64)       13.05        11.15
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $534,387     $826,257     $949,346   $2,071,302     $464,506
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.20         1.20         1.17         1.22         1.36
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              10.71         9.72         9.56         8.93         8.86
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 68.37        49.29        89.53        67.62        74.47
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income were less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  Dec. 31, 1998+
operating performance                 Nov. 30     to Nov. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                    $7.72        $8.19
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .84          .74
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.40)        (.41)
--------------------------------------------------------------
Total from
investment operations                   (.56)         .33
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.82)        (.74)
--------------------------------------------------------------
In excess of net
investment income                       (.02)        (.03)
--------------------------------------------------------------
Return of capital                         --         (.03)
--------------------------------------------------------------
Total distributions                     (.84)        (.80)
--------------------------------------------------------------
Net asset value,
end of period                          $6.32        $7.72
--------------------------------------------------------------
Total return at
net asset value (%)(a)                 (8.20)        4.15*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $7,122       $9,090
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .70          .64*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)              11.30         9.54*
--------------------------------------------------------------
Portfolio turnover (%)                 68.37        49.29
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions in excess of net investment income were less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
November 30, 2000

Note 1
Significant accounting policies

Putnam High Yield Advantage Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of high-yielding, lower-rated corporate bonds. Capital growth is a secondary objective when consistent with the objective of high current income.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, LLC, ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon securities is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 2000, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2000, the fund had a capital loss carryover of approximately $568,052,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $ 16,967,000    November 30, 2002
    34,077,000    November 30, 2003
   299,612,000    November 30, 2007
   217,396,000    November 30, 2008

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, interest on payment-in-kind securities and book accretion/amortization adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2000, the fund reclassified $2,751,270 to decrease distributions in excess of net investment income and $852,038 to decrease paid-in-capital, with an increase to accumulated net realized losses of $1,899,232. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2000, the fund's expenses were reduced by $487,904 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,689 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the the year ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $40,887 and $1,400 from the sale of class A and class M shares, respectively and $1,979,791 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $17,508 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,424,799,516 and $2,022,129,486, respectively. Purchases and sales of U.S. government obligations aggregated $3,687,860 and $3,778,970, respectively.

Note 4
Capital shares

At November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,775,213       $ 148,994,793
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    7,331,081          53,549,740
---------------------------------------------------------------------------
                                            27,106,294         202,544,533

Shares
repurchased                                (51,715,993)       (385,780,228)
---------------------------------------------------------------------------
Net decrease                               (24,609,699)      $(183,235,695)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 25,735,965       $ 208,715,865
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    7,859,940          63,288,271
---------------------------------------------------------------------------
                                            33,595,905         272,004,136

Shares
repurchased                                (60,798,260)       (493,378,553)
---------------------------------------------------------------------------
Net decrease                               (27,202,355)      $(221,374,417)
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,148,233       $  30,747,679
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    4,472,630          32,589,988
---------------------------------------------------------------------------
                                             8,620,863          63,337,667

Shares
repurchased                                (34,604,876)       (255,098,999)
---------------------------------------------------------------------------
Net decrease                               (25,984,013)      $(191,761,332)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,457,839       $  83,919,735
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                    5,429,714          43,548,224
---------------------------------------------------------------------------
                                            15,887,553         127,467,959

Shares
repurchased                                (39,472,505)       (317,424,032)
---------------------------------------------------------------------------
Net decrease                               (23,584,952)      $(189,956,073)
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,370,184       $  74,409,997
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                      375,004           2,746,422
---------------------------------------------------------------------------
                                            10,745,188          77,156,419

Shares
repurchased                                (32,988,851)       (243,894,216)
---------------------------------------------------------------------------
Net decrease                               (22,243,663)      $(166,737,797)
---------------------------------------------------------------------------

                                               Year ended November 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 31,038,892       $ 251,622,244
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                      478,146           3,844,452
---------------------------------------------------------------------------
                                            31,517,038         255,466,696

Shares
repurchased                                (38,117,136)       (306,995,757)
---------------------------------------------------------------------------
Net decrease                                (6,600,098)      $ (51,529,061)
---------------------------------------------------------------------------

                                               Year ended November 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    591,931         $ 4,332,673
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                      150,751           1,114,477
---------------------------------------------------------------------------
                                               742,682           5,447,150

Shares
repurchased                                   (793,694)         (5,473,975)
---------------------------------------------------------------------------
Net decrease                                   (51,012)        $   (26,825)
---------------------------------------------------------------------------

                                                     From December 31, 1998
                                            (commencement of operations) to
                                                          November 30, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,523,699         $12,480,571
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                                      122,701           1,002,151
---------------------------------------------------------------------------
                                             1,646,400          13,482,722

Shares
repurchased                                   (468,796)         (3,762,827)
---------------------------------------------------------------------------
Net increase                                 1,177,604         $ 9,719,895
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                             Purchase     Sales    Dividend     Market
Affiliates                     cost        cost     Income      Value
---------------------------------------------------------------------------
PSF Holdings LLC Class A       $--         $--       $--      $9,192,300

Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 1.27% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at

http://www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Rosemary H. Thomsen
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN032-67694  060/327/702  1/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam High Yield Advantage Fund
Supplement to Annual Report dated 11/30/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 11/30/00

                                                        NAV
1 year                                                 -8.20%
5 years                                                10.63
Annual average                                          2.04
10 years                                              157.70
Annual average                                          9.93
Life of fund (since class A inception, 3/25/86)
Annual average                                          7.43

Share value:                                            NAV
11/30/99                                               $7.72
11/30/00                                               $6.32
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                    12       $0.841            --           $0.841
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.